Exhibit 10.08.06





                            ASSET EXCHANGE AGREEMENT
                                  by and among
                                COX RADIO, INC.,
                               CXR HOLDINGS, INC.,
                        SALEM COMMUNICATIONS CORPORATION
                                       and
                         SOUTH TEXAS BROADCASTING, INC.
                            Dated as of May 31, 2000


                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----
1.     Exchange  of  Personal  Property; Exchange of Real Property;
       Exchange of Contracts  and  Licenses.                                  2
1.1    Exchange  of  Tangible  Personal  Property                             2
1.2    Exchange  of  Real  Property                                           3
1.3    Exchange  of  Licenses                                                 3
1.4    [Intentionally  Omitted]                                               4
1.5    Excluded  Assets                                                       4
1.6    Assumption  of  Liabilities                                            5
1.7    Section  1031                                                          5
2.     [Intentionally  Omitted].                                              6
3.     [Intentionally  Omitted]                                               6
4.     Closing                                                                6
4.1    Closing  Deliveries                                                    7
4.2    Prorations.                                                            8
4.3    Further  Assurances.                                                   9
5.     Representations  and  Warranties  of  Cox.                            10
5.1    Organization;  Good  Standing.                                        10
5.2    Authority                                                             10
5.3    No  Breach  or  Violation                                             10
5.4    Approvals                                                             10
5.5    No  Litigation                                                        11
5.6    Brokerage                                                             11
5.7    Title  to  and  Condition  of  Tangible  Personal  Property           11
5.8    Title  to  and  Condition  of  Real  Property.                        12
5.9    Licenses.                                                             12
5.10   FCC  Compliance                                                       12
5.11   Compliance  with  Laws                                                12
5.12   Environmental  Matters                                                12
5.13   Accuracy  of  Information  Furnished                                  13
5.14   Taxes                                                                 13
5.15   Definition  of  Knowledge                                             13
6      Representations  and  Warranties  of  Cox  for  the  RRC Station
       and Stock Purchase  Agreement                                         13
6.1.   Stock  Purchase  Agreement                                            13
6.2    Organization;  Good  Standing                                         14
6.3    Authority                                                             14
6.4    No  Breach  or  Violation                                             14
6.5    Approvals                                                             15
6.6    No  Litigation                                                        15
6.7    Brokerage                                                             15
6.8    Accuracy  of  Information  Furnished                                  15
7.     Representations  and  Warranties  of  Salem                           15
7.1    Organization;  Good  Standing                                         15
7.2    Authority                                                             15
7.3    No  Breach  or  Violation                                             15
7.4    Approvals                                                             16
7.5    No  Litigation                                                        16
7.6    Brokerage                                                             16
7.7    Title  to  and  Condition  of  Tangible  Personal  Property           16
7.8    Title  to  and  Condition  of  Real  Property                         16
7.9    Licenses                                                              17
7.10   FCC  Compliance.                                                      17
7.11   Compliance  with  Laws.                                               18
7.12   Environmental  Matters                                                18
7.13   Accuracy  of  Information  Furnished                                  18
7.14   Taxes                                                                 18
7.15   Definition  of  Knowledge                                             19
8.     Covenants  of  the  Parties                                           19
8.1    FCC  Applications                                                     19
8.2    Stock  Purchase  Agreement                                            19
8.3    No  Solicitation  Of  Third  Parties  or  Employees                   20
8.4    Access.                                                               20
8.5    Inconsistent  Actions.                                                20
8.6    Cooperation                                                           20
8.7    Control  of  the  Stations                                            20
8.8    Risk  of  Loss                                                        21
8.9    Third  Party  Consents                                                21
8.10   Title  Insurance  and  Surveys                                        21
8.11   Compliance  With  HSR  Act                                            22
8.12   Confidentiality                                                       22
8.13   Financial  Statements                                                 22
9.     Conditions  to  Salem's  Obligations.                                 23
9.1    Representations,  Warranties  and  Covenants.                         23
9.2    Approvals  of  Governmental  Authorities                              23
9.3    No  Adverse  Proceedings                                              23
9.4    Consents                                                              23
9.5    Closing  Documents.                                                   23
9.6    FCC  Consent.                                                         23
9.7    Resolutions                                                           23
9.8    HSR  Act                                                              23
10.    Conditions  to  Cox's  Obligations.                                   23
10.1   Representations,  Warranties  and  Covenants                          24
10.2   Approvals  of  Governmental  Authorities.                             24
10.3   No  Adverse  Proceedings.                                             24
10.4   Consents                                                              24
10.5   Closing  Documents                                                    24
10.6   FCC  Consent                                                          24
10.7   Resolutions                                                           24
10.8   HSR  Act                                                              24
10.9   Stock  Purchase  Agreement                                            24
11.    Termination                                                           24
12.    Survival  of Representations and Warranties and Indemnification.      25
12.1   Survival                                                              25
12.2   Indemnification  by  Cox                                              25
12.3   lndemnification  by  Salem                                            26
12.4   Procedure  for  Indemnification                                       26
12.5   Specific  Performance                                                 27
12.6   Opportunity  to  Cure                                                 27
12.7   Rights  under  Stock  Purchase  Agreement                             28
13.    Taxes,  Costs  and  Expenses                                          28
14.    Benefit  of  Agreement;  Assignment                                   28
15.    Notices                                                               28
16.    Severability                                                          29
17.    Entire  Agreement                                                     29
18.    Governing  Law                                                        29
19.    Exhibits                                                              29
20.    Counterparts                                                          30
21.    Intentionally  Omitted                                                30
22.    Amendment;  Waiver                                                    30
23.    Attorney's  Fees                                                      30
24.    Defined  Terms                                                        30


                                    SCHEDULES
                                    ---------
SCHEDULES  TO  BE  DELIVERED  BY  COX
Schedule  1.1A          -     Cox  Tangible  Personal  Property
Schedule  1.1B          -     RRC  Tangible  Personal  Property
Schedule  1.2A          -     Cox  Real  Property
Schedule  1.2B          -     RRC  Real  Property
Schedule  1.3A          -     Cox  Licenses
Schedule  1.3B          -     RRC  Licenses
Schedule  5.3           -     Consents
Schedule  5.4           -     Governmental  Approvals
Schedule  5.5           -     Litigation
Schedule  5.7           -     Title to and Condition  of Cox Tangible Personal
Property
Schedule  5.8           -     Title  to  and Condition  of Cox  Real Property
Schedule  5.10          -     FCC  Compliance
Schedule  5.12          -     Environmental  Matters
Schedule  5.14          -     Taxes

SCHEDULES  TO  BE  DELIVERED  BY  SALEM
Schedule  1.1C          -     Salem  Tangible  Personal  Property
Schedule  1.2C          -     Salem  Real  Property
Schedule  1.3C          -     Salem  Licenses
Schedule  7.3           -     Consents
Schedule  7.4           -     Governmental  Approvals
Schedule  7.5           -     Litigation
Schedule  7.7           -     Title to and Condition of Salem Tangible Personal
Property
Schedule  7.8           -     Title  to and Condition of  Salem  Real Property
Schedule  7.9           -     Licenses
Schedule  7.10          -     FCC  Compliance
Schedule  7.12          -     Environmental  Matters
Schedule  7.14          -     Taxes


                            ASSET EXCHANGE AGREEMENT
                            ------------------------
     THIS ASSET EXCHANGE AGREEMENT ("Agreement") is made and entered into as of this 31st day of May, 2000, by and among COX RADIO, INC., a Delaware corporation ("CRI"), CXR HOLDINGS, INC., a Nevada corporation ("CXR" and together with CRI, collectively referred to herein as "Cox"), SALEM COMMUNICATIONS CORPORATION, a Delaware corporation ("SCC"), and SOUTH TEXAS BROADCASTING, INC., a Texas corporation ("STB" and together with SCC, collectively referred to herein as "Salem").
WHEREAS,  Cox  currently  owns and operates Radio Stations WSUN(AM), Plant City,
Florida, and KLUP(AM), Terrell Hills, Texas (the "Cox Stations"), pursuant to certain licenses and authorizations issued by the Federal Communications Commission (the "FCC"); and
WHEREAS, CRI has elected to exercise a right of first refusal granted to CRI under an Agreement for Right of First Refusal dated as of April 3, 1995, between WSB Radio, Inc., predecessor-in-interest to CRI, and Ring Radio Company, a Georgia corporation ("RRC"); and
WHEREAS, in exercising its right of first refusal, CRI will execute on June 1, 2000 a Stock Purchase Agreement among CRI, Midwestern Broadcasting Company, Inc., an Ohio corporation ("Midwestern"), and the stockholders of Midwestern (the "Stockholders") (the "Stock Purchase Agreement"), pursuant to which CRI will agree to acquire the issued and outstanding capital stock of Midwestern from  the  Stockholders;  and
WHEREAS, CRI will deliver the Stock Purchase Agreement to Midwestern and the Stockholders on June 1, 2000; and
WHEREAS, Midwestern owns 100% of the issued and outstanding capital stock of RRC, which owns and operates Radio Station WALR-FM, Athens, Georgia (the "RRC Station"), pursuant to certain licenses and authorizations issued by the FCC; and
WHEREAS, STB owns and operates Radio Station KKHT(FM), Conroe, Texas (the "Salem Station") pursuant to certain licenses and authorizations issued by the FCC; and WHEREAS, upon the closing of the transactions contemplated by the Stock Purchase Agreement (the "Stock Purchase Closing"), Cox and Salem intend to contemporaneously exchange certain property and assets used and useful in the operations of the Cox Stations and the RRC Station on the one hand and the Salem Station on the other hand (collectively, sometimes referred to herein as the "Stations"); and
WHEREAS, Cox and Salem intend to transfer the Stations in a transaction that will qualify as a "like-kind exchange" for nonrecognition of taxable income under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), and Cox and Salem are willing to take such steps as are necessary on their respective parts to enable the transactions contemplated hereby to so qualify; and
WHEREAS, the prior consent of the FCC to the transfer of the licenses and authorizations issued by the FCC for the Stations is required, and it is intended that if such consent is obtained, the transactions contemplated by this Agreement will be consummated subject to all of the other terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the mutual promises herein set forth and subject to the terms and conditions hereof, the parties agree as follows:
EXCHANGE  OF PERSONAL PROPERTY; EXCHANGE OF REAL PROPERTY; EXCHANGE OF LICENSES.
-------------------------------------------------------------------------------
     EXCHANGE  OF  TANGIBLE  PERSONAL  PROPERTY.  At  the Closing (as defined in
     ------------------------------------------
SECTION  4),
     (a) Cox shall, or cause RRC to, transfer, assign, convey and deliver to Salem, and Salem shall accept and acquire from Cox or RRC as the case may be,
(i)  all  of  the  tangible  personal  property that is listed on Schedule 1.1A,
                                                                  -------------
together  with  any  replacements  thereof or additions thereto made between the date of this Agreement and the Closing Date (the "Cox Tangible Personal Property"), and (ii) all records relating to the Cox Assets (as defined below) including but not limited to, the public inspection files that relate to the Cox Stations and all proprietary information and data, maps, plans, diagrams, blueprints, schematics and technical drawings, engineering records, and FCC applications and filings maintained with respect to the Cox Assets (as defined below) pursuant to the rules and regulations of the FCC (the "Cox Records");
(b) Cox shall cause RRC to transfer and assign, convey and deliver to Salem and Salem shall accept and acquire from RRC (i) all of the tangible personal property that is listed on Schedule 1.1B, together with any replacements thereof
                           -------------
or additions thereto made between the date of this Agreement and the Closing Date (the "RRC Tangible Personal Property"), and (ii) all records relating to the RRC Assets (as defined below) including but not limited to, the public inspection files that relate to the RRC Station and all proprietary information and data, maps, plans, diagrams, blueprints, schematics and technical drawings, engineering records and FCC Applications and filings maintained with respect to the RRC Assets (as defined below) pursuant to the rules and regulations of the FCC (the "RRC Records");
(c) Salem shall transfer, assign, convey and deliver to RRC, and RRC shall accept and acquire from Salem (i) all of the tangible personal property listed on Schedule 1.1C, together with any replacements thereof or additions thereto
    --------------
made between the date of this Agreement and the Closing Date (the "Salem Tangible Personal Property"), and (ii) all records relating to the Salem Assets (as defined below) including but not limited to, the public inspection files that relate to the Salem Station and all proprietary information and data, maps, plans, diagrams, blueprints, schematics and technical drawings, engineering records, and FCC applications and filings maintained with respect to the Salem Assets (as defined below) pursuant to the rules and regulations of the FCC (the "Salem Records"); and
(d) the Cox Tangible Personal Property, the Cox Records, the RRC Tangible Personal Property, the RRC Records, the Salem Tangible Personal Property and the Salem Records shall be conveyed free and clear of all liens, mortgages, pledges, covenants, security interests, charges, claims or encumbrances of any kind whatsoever ("Liens") except for (i) Liens for current taxes not yet due and payable or the validity of which are being contested in good faith by appropriate proceedings and (ii) with respect to the Cox Real Property, the RRC Real Property and the Salem Real Property, easements, covenants, conditions and restrictions of record that do not individually or in the aggregate materially and adversely affect said real property (collectively, "Permitted Liens").
     EXCHANGE  OF  REAL  PROPERTY.  At  the  Closing,
     ----------------------------
     (a) Cox shall, or cause RRC to, transfer, assign, convey and deliver to Salem, and Salem shall accept and acquire from Cox or RRC, as the case may be, all real property and interests in real property, including fee estates, leaseholds and subleaseholds ("Cox Real Property Leases"), purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, and other real property interests which are listed on Schedule 1.2A, together with any replacements thereof and any additions
    --------------
thereto  made  between the date of this Agreement and the Closing Date (the "Cox
   --
Real  Property");
(b) Cox shall cause RRC to transfer, assign, convey and deliver to Salem, and Salem shall accept and acquire from RRC, all real property and interests in real property, including fee estates, leaseholds and subleaseholds ("RRC Real Property Leases"), purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon and other real property interests which are listed on Schedule 1.2B, and any additions thereto
                                        -------------
made between the date of this Agreement and the Closing Date (the "RRC Real Property");
(c) Salem shall transfer, assign, convey and deliver to RRC, and RRC shall accept and acquire from Salem, all real property and interests in real property, including fee estates, leaseholds and subleaseholds ("Salem Real Property Leases"), purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, and other real property interests which are listed on Schedule 1.2C, together with any replacements
                                   -------------
thereof and any additions thereto made between the date of this Agreement and the Closing Date (the "Salem Real Property"); and
(d) The Cox Real Property, the RRC Property and the Salem Real Property shall be conveyed free and clear of all Liens (except for Permitted Liens).
     EXCHANGE  OF  LICENSES.  At  the  Closing,
     ----------------------
     (a) Cox shall assign, or cause RRC to assign to Salem, and Salem shall accept from Cox or RRC, as the case may be, all of such party's right, title and interest in and to the licenses, permits, authorizations and call letters, qualifications, orders, franchises, certificates, consents and approvals issued to Cox or RRC, as the case may be, by any governmental or regulatory agency or authority, whether Federal, state or local, and used in connection with the operation of the Cox Stations, including the licenses and authorizations issued by the FCC for the Cox Stations (the "Cox FCC Licenses"), and all applications for such licenses and authorizations to the extent assignable, all of which are set forth on Schedule 1.3A (the "Cox Licenses" and together with the Cox
                --------------
Tangible Personal Property, the Cox Records and the Cox Real Property, the "Cox Assets");
(b)  Cox  shall  cause  RRC to assign to Salem, and Salem shall accept from RRC, all of RRC's right, title and interest in and to the licenses, permits, authorizations and call letters, qualifications, orders, franchises, certificates, consents and approvals issued to RRC by any governmental or regulatory agency or authority, whether Federal, state or local, and used in connection with the operation of the RRC Station, including the licenses and authorizations issued by the FCC for the RRC Station (the "RRC FCC Licenses"), and all applications for such licenses and authorizations to the extent assignable, all of which are set forth on Schedule 1.3B (the "RRC Licenses" and
                                           -------------
together with the RRC Tangible Personal Property, the RRC Records and the RRC Real Property, the "RRC Assets");
(c) Salem shall assign to RRC and RRC shall accept from Salem, all of Salem's right, title and interest in and to the licenses, permits, authorizations and call letters, qualifications, orders, franchises, certificates, consents and approvals issued to Salem by any governmental or regulatory agency or authority, whether Federal, state or local, and used in connection with the operation of the Salem Station as now conducted, including the licenses and authorizations issued by the FCC for the Salem Station (the "Salem FCC Licenses"), and all applications for such licenses and authorizations to the extent assignable, all of which are set forth on Schedule 1.3C (the "Salem Licenses" and together with
                           -------------
the Salem Tangible Personal Property, the Salem Records and the Salem Real Property, the "Salem Assets"); and
(d) The Cox Licenses, the RRC Licenses and the Salem Licenses shall be assigned free and clear of all Liens (except for Permitted Liens).
     1.4     INTENTIONALLY  OMITTED.
             ----------------------
1.5     APPLICABLE  ASSETS1.5  EXCLUDED  ASSETS.
        ------------------     ----------------
(a)     The  Cox  Assets  shall include only those assets set forth on Schedules
                                                                       ---------
1.1A,  1.2A  and 1.3A.  The RRC Assets shall include only those assets set forth
  -------------------
on  Schedules  1.1B,  1.2B, and 1.3B.  The Salem Assets shall include only those
    --------------------------------
assets  set  forth  on  Schedules 1.1C, 1.2C and 1.3C.  The Cox Assets, together
                        -----------------------------
with the RRC Assets and the Salem Assets shall be collectively referred to herein as the "Assets".
     (b) Notwithstanding any provision of this Agreement to the contrary, Cox and RRC shall not transfer, convey or assign to Salem and Salem shall not transfer, convey or assign to Cox and RRC, but shall retain all of its right, title and interest in and to, the following assets owned or held by it on the Closing Date ("Excluded Assets"): (i) any and all cash, cash equivalents, cash deposits to secure contract obligations (except to the extent the conveying party receives a credit therefor under SECTION 4.2, in which event the deposit shall be included as part of the Assets), all inter-company receivables from any affiliate of such party and all other accounts receivable, bank deposits and securities held by such party in respect of its Station at the Closing Date;
(ii) any and all claims of the conveying party with respect to transactions prior to the Closing including, without limitation, claims for tax refunds and refunds of fees paid to the FCC; (iii) all prepaid expenses (except to the extent the conveying party receives a credit therefore under SECTION 4.2, in which event the prepaid expense shall be included as part of the Assets); (iv) all contracts of insurance and claims against insurers; (v) all employee benefit plans and the assets thereof and all employment contracts; (vi) all contracts that are terminated in accordance with the terms and provisions of this Agreement or have expired prior to the Closing Date in the ordinary course of business and all loans and loan agreements; (vii) all tangible personal property disposed of or consumed between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement; (viii) all tangible personal property associated with the studios and business offices of the Cox Stations, the RRC Station and the Salem Station; (ix) each party's corporate records except to the extent such records pertain to Assets, in which case copies thereof shall be provided; (x) all commitments, contracts and agreements not specifically assumed by the other party pursuant to SECTION 1.6; and (xi) the call letters of the Stations.
     1.6     ASSUMPTION  OF  LIABILITIESASSUMPTION  OF  LIABILITIES.  Except  as
             ------------------------------------------------------
provided in SECTION 4.1, Salem shall not assume or become obligated to perform any debt, liability or obligation of Cox or RRC whatsoever, and Cox and RRC shall not assume or become obligated to perform any debt, liability or obligation of Salem whatsoever, including (i) any obligations or liabilities under any contract, lease or agreement other than the Cox Real Property Leases, the RRC Real Property Leases or the Salem Real Property Leases, as the case may be; (ii) any obligations or liabilities under the Cox Real Property Leases, the RRC Real Property Leases or the Salem Real Property Leases relating to the period prior to the Closing; (iii) any claims or pending litigation or proceedings relating to the operation of the Stations prior to the Closing; (iv) any insurance policies of Salem, Cox, or RRC; (v) any obligations or liabilities arising under capitalized leases or other financing agreements; (vi) any obligations or liabilities of Cox, RRC, or Salem under any employee pension, retirement, health and welfare or other benefit plans and under any employment agreements or collective bargaining agreements; (vii) any obligation to any employee of the Stations for severance benefits, vacation time, sick leave or any other employment-related liability; (viii) any liability for any taxes attributable to the Cox Assets or the RRC Assets or the operations of the Cox Stations or the RRC Station on or prior to the Closing Date, except to the extent the amount of such taxes is included in the Cox Proration Schedule; (ix) any liability for taxes attributable to the Salem Assets or the operations of the Salem Station on or prior to the Closing Date, except to the extent that the amount of such taxes is included in the Salem Proration Schedule; or (x) any obligations or liabilities caused by, arising out of, or resulting from any action or omission of Cox, RRC, or Salem prior to the Closing (collectively, the "Excluded Liabilities"). All such Excluded Liabilities shall remain and be the obligations and liabilities solely of Cox and RRC or Salem, as the case may be.
          1.7     SECTION  1031;  APPRAISALS; TAX REPORTING2.5     SECTION 1031;
                  --------------------------------------------     -------------
APPRAISALS;  TAX  REPORTING
 --------------------------

     (a) The parties agree to use commercially reasonable best efforts to agree upon the fair market value of each of the assets (other than assets which, individually or in the aggregate, are not material in value) which comprise the Assets, determined on the basis of certain appraisals prepared by an independent appraiser upon which the parties shall mutually agree (the "Appraiser"), and whose fees and expenses shall be shared equally between the parties (to the extent that the parties mutually agree upon the fair market value of any or all of the Assets, the "Appraisals"). The parties shall direct the Appraiser to deliver the Appraisals within sixty (60) days of the Closing Date.

     (b) Each party shall use commercially reasonable best efforts to engage in mutually agreeable sharing of financial and valuation information in order to obtain consistent financial and tax reporting, including, but not limited to, the preparation and filing of IRS Forms 8894 and 8824 in a manner which is consistent with the Appraisals, to the greatest extent possible.

     (c) To the extent authorized by applicable law and regulation, each party shall report the transaction contemplated hereby as a "like-kind exchange" under Section 1031 of the Code, consistent with the Appraisals, and the IRS Forms 8594 and 8824 prepared in accordance with clause (b) above, and shall not take, and shall not cause their respective representatives, successors and assigns to take, any position on any federal, state or local tax return or report, or in any tax examination, tax audit or tax litigation, inconsistent with such reporting position, the Appraisals, or such IRS Form 8594 or 8824.

     (d) Each party shall cooperate with the other, including, without limitation, in preparing IRS Forms 8594 and 8824 and executing all necessary agreements and documents to the extent necessary for each party to treat the exchange of the Assets hereunder as a "like-kind exchange" to the extent permissible under Section 1031 of the Code.

     (e) Neither party shall have any liability or obligation to the other for the failure of the exchange of the Assets hereunder to qualify as a like-kind exchange under Section 1031 of the Code.

     2.     [INTENTIONALLY  OMITTED].
            ------------------------
     3.     [INTENTIONALLY  OMITTED].3.
             ------------------------
     4.     CLOSING4.  CLOSING.  The  closing  of  the transactions contemplated
            -------    -------
hereby (the "Closing") will take place at 10:00 a.m., local time, at the offices of Dow, Lohnes & Albertson, PLLC, 1200 New Hampshire Avenue, N.W., Washington, D.C. 20036, on a date designated by Cox that is not later than the tenth (10th) day following the date upon which the FCC has granted its consent to the assignment of the Cox FCC Licenses, the RRC FCC Licenses and the Salem FCC Licenses, or at such other time (in any event, the "Closing Date") as shall be agreed upon in writing by Cox and Salem.
     4.1     CLOSING  DELIVERIES4.1  CLOSING  DELIVERIES.  At  the  Closing:
             -------------------     -------------------
     (a) (i) Cox shall execute and deliver, and shall cause RRC to execute and deliver to Salem bills of sale in form and substance reasonably acceptable to Salem, pursuant to which Cox shall convey to Salem good and marketable title to the Cox Tangible Personal Property and the Cox Records, and RRC shall convey to Salem good and marketable title to the RRC Tangible Personal Property and the RRC Records; and (ii) Salem shall execute and deliver to RRC bills of sale in form and substance reasonably acceptable to RRC, pursuant to which Salem shall convey to RRC good and marketable title to the Salem Tangible Personal Property and the Salem Records;
     (b) (i) Cox shall execute and deliver and cause RRC to execute and deliver to Salem a special warranty deed and such other transfer documents in form and substance reasonably acceptable to Salem pursuant to which Cox or RRC shall convey to Salem title to the owned Cox Real Property and any estoppel, assignment and assumption agreements for the Cox Real Property Leases pursuant to which Cox or RRC shall assign to Salem, and Salem shall accept assignment of, all of Cox's or RRC's rights and privileges and assume all obligations of Cox or RRC under the Cox Real Property Leases, insofar as they relate to the time on and after the Closing Date and arise out of events that occur after the Closing Date;
(ii)  Cox  shall  cause  RRC  to execute and deliver to Salem a special warranty deed and such other transfer documents in form and substance reasonably acceptable to Salem pursuant to which RRC shall convey to Salem title to the owned RRC Real Property and any estoppel, assignment and assumption agreements for the RRC Real Property Leases pursuant to which RRC shall assign to Salem, and Salem shall accept assignment of, all of RRC's rights and privileges and assume all obligations of RRC under the RRC Real Property Leases, insofar as they relate to the time on and after the Closing Date and arise out of events that occur after the Closing Date; and
(iii) Salem shall execute and deliver to RRC a special warranty deed and such other transfer documents in form and substance reasonably acceptable to RRC pursuant to which Salem shall convey to RRC title to the Salem Real Property and any estoppel, assignment and assumption agreements for the Salem Real Property Leases pursuant to which Salem shall assign to RRC, and RRC shall accept assignment of, all of Salem's rights and privileges and assume all obligations of Salem under the Salem Real Property Leases as they relate to the time on and after the Closing Date and arise out of events that occur after the Closing Date;
(c) (i) Cox shall execute and deliver, and shall cause RRC to execute and deliver to Salem such assignments of licenses and permits in form and substance reasonably acceptable to Salem pursuant to which Cox or RRC as the case may be shall assign to Salem, and Salem shall accept assignment of, all of such party's right, title and interest in and to the Cox Licenses;
(ii) Cox shall cause RRC to execute and deliver to Salem such assignments of licenses and permits in form and substance reasonably acceptable to Salem pursuant to which RRC shall assign to Salem, and Salem shall accept assignment of,  all  of  RRC's  right,  title  and interest in and to the RRC Licenses; and
(iii) Salem shall execute and deliver to RRC an Assignment of Licenses and Permits in form and substance reasonably acceptable to the parties pursuant to which Salem shall assign to RRC, and RRC shall accept assignment of, all of Salem's right, title and interest in and to the Salem Licenses;
(d) (i) Cox shall deliver or cause to be delivered executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Salem, of any security interests granted in the Cox Assets or RRC Assets as security for payment of loans and other obligations and of any other Liens (other than Permitted Liens); and
(ii) Salem shall deliver or cause to be delivered executed releases, in suitable form for filing and otherwise in form and substance reasonably satisfactory to Cox, of any security interests granted in the Salem Assets as security for payment of loans and other obligations and of any other Liens (other than Permitted Liens); and
(e) Cox shall deliver to Salem an assignment in form and substance reasonably acceptable to the parties pursuant to which CRI shall assign to Salem and Salem shall accept from CRI, the rights of CRI to indemnification by the Stockholders (including the right to draw against the Holdback Escrow as defined in the Stock Purchase Agreement) under the Stock Purchase Agreement as such rights pertain to the RRC Assets and the representations, warranties and covenants of Midwestern and the Stockholders with respect thereto.
     4.2     PRORATIONS.4.2  PRORATIONS.
             ----------      ----------
     (a) All income and expenses arising from the conduct of the business and operations of the Cox Stations and the RRC Station on the one hand, and the Salem Station, on the other hand, shall be prorated between Cox and Salem in accordance with generally accepted accounting principles as of 12:01 a.m., on the Closing Date. Such prorations shall include, without limitation, all ad valorem and applicable property taxes, business and license fees, annual FCC regulatory fees, power and utility expenses, rents (excluding amounts paid as capital expenditures in connection with real property, whether leased or owned), and similar prepaid and deferred items attributable to the ownership and operation of the Stations. The parties shall use commercially reasonable efforts to provide each other a list of all known proratable items and payables for the Stations at least five (5) days before the Closing Date;
(b) The prorations and adjustments contemplated by this Section, to the extent practicable, shall be made on and as of the Closing Date. As to those prorations and adjustments not ascertained on the Closing Date, adjustments and prorations shall be made in accordance with the procedures set forth in SECTIONS 4.2(C) and 4.2(D);
(c) Within ninety (90) days of the Closing Date, Cox shall deliver to Salem a schedule of its proposed prorations (which shall set forth in reasonable detail the basis for those determinations) for the Salem Station (the "Cox Proration Schedule"). The Cox Proration Schedule shall be conclusive and binding upon Salem unless Salem provides Cox with written notice of objection (the "Notice of Disagreement") within one hundred twenty (120) days after the Closing Date, which notice shall state the prorations of expenses proposed by Salem ("Salem's Proration Amount"). Cox shall have fifteen (15) days from receipt of a Notice of Disagreement to accept or reject Salem's Proration Amount. Payment by Salem or Cox, as the case may be, of the proration amounts determined pursuant to this SECTION 4.2(C) shall be due fifteen (15) days after the last to occur of (i) Salem's acceptance of the Cox Proration Schedule or failure to give Cox a timely Notice of Disagreement and (ii) Cox's acceptance of Salem's Proration Amount or failure to reject Salem's Proration Amount within fifteen (15) days of receipt of a Notice of Disagreement;
(d) Within ninety (90) days of the Closing Date, Salem shall deliver to Cox a schedule of its proposed prorations (which shall set forth in reasonable detail the basis for those determinations) for the Cox Stations and the RRC Station (the "Salem Proration Schedule"). The Salem Proration Schedule shall be conclusive and binding upon Cox unless Cox provides Salem with a Notice of Disagreement within one hundred twenty (120) days after the Closing Date, which notice shall state the prorations of expenses proposed by Cox ("Cox's Proration Amount"). Salem shall have fifteen (15) days from receipt of a Notice of Disagreement to accept or reject Cox's Proration Amount. Payment by Cox or Salem, as the case may be, of the proration amounts determined pursuant to this
SECTION 4.2(D) shall be due fifteen (15) days after the last to occur of (i) Cox's acceptance of the Salem Proration Schedule or failure to give Salem a timely Notice of Disagreement and (ii) Salem's acceptance of Cox's Proration Amount or failure to reject Cox's Proration Amount within fifteen (15) days of receipt of a Notice of Disagreement; and
(e) In the event of any disputes between the parties as to the prorations and adjustments described in this Section, the amounts not in dispute shall nonetheless be paid at the time provided in this Section and such disputes shall be determined by an independent certified public accountant of national recognition (other than a firm which then serves as the independent auditor for Cox or Salem or any of their respective affiliates) mutually acceptable to the parties with the fees and expenses of such accountant being paid one half by Cox and one half by Salem. Any payment required by Cox to Salem or by Salem to Cox, as the case may be, under this Section shall be paid by wire transfer of immediately available funds to the account of the payee with a financial institution in the United States as designated by such party in the Salem Proration Schedule or Cox Proration Schedule, as the case may be. If either Cox or Salem fails to pay when due any amount under SECTION 4.2(C) or 4.2(D), interest on such amount will accrue from the date payment was due to the date such payment is made at a per annum rate equal to the Prime Rate plus two
                                                                        ----
percent (2%), and such interest shall be payable upon demand. Notwithstanding the provisions of SECTION 4.2(C), (D) and (E) of this Agreement, if the amount of any taxes to be prorated pursuant to this SECTION 4.2 is not known by ninety
(90) days after the Closing Date, then the amount will be estimated as of such date, and once the amount of such taxes is known, Salem shall pay to Cox, or Cox shall pay to Salem, as the case may be, the net amount due as a result of the actual apportionment of such taxes.
     4.3     FURTHER  ASSURANCES.4.3  FURTHER  ASSURANCES.  At  the Closing, and
             -------------------      -------------------
from time to time after the Closing, Cox will execute and deliver, and cause RRC to execute and deliver, such other instruments of conveyance, assignment, transfer and delivery and will take, and will cause RRC to take, such other actions as Salem reasonably may request in order to more effectively transfer, convey, assign, and deliver to Salem, and to place Salem in possession and control of, any of the Cox Assets and the RRC Assets, and Salem will execute and deliver such other instruments of conveyance, assignment, transfer and delivery and will take such other actions as Cox reasonably may request in order to more effectively transfer, convey, assign, and deliver to Cox or RRC, and to place Cox or RRC in possession and control of, any of the Salem Assets.
     5.     REPRESENTATIONS  AND  WARRANTIES  OF  COX  FOR  THE  COX
            --------------------------------------------------------
STATIONS.Representations  and  Warranties  of  Cox.  Cox  hereby  represents and
            --------------------------------------
warrants  to  Salem  with  respect  to  the  Cox  Stations  only  as  follows:
     5.1     ORGANIZATION;  GOOD STANDING.5.1 ORGANIZATION; GOOD STANDING.  Each
             ----------------------------     ---------------------------
of CRI and CXR (i) is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and (ii) is qualified to do business as a foreign corporation and is in good standing under the laws of the states in which such entity conducts business.
5.2     AUTHORITY5.2 AUTHORITY.  The execution, delivery and performance of this
        ---------    ---------
     Agreement by Cox and all of the documents and instruments required to be delivered by Cox hereby, and the consummation by Cox of the transactions contemplated hereby and thereby are within the corporate power of Cox, and have been duly authorized by all necessary corporate action by Cox. This Agreement has been duly executed and delivered by Cox, and at the Closing, such other documents and other instruments required hereby to be executed and delivered by Cox will be duly executed and delivered by Cox. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Cox, the valid and binding obligations of Cox, enforceable against it in accordance with their respective terms, except as the enforceability of this Agreement or the documents or instruments contemplated hereby may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.
5.3     5.3  NO  BREACH OR VIOLATIONNO BREACH OR VIOLATION.  Except as set forth
             ---------------------------------------------
on  Schedule  5.3,  the  execution  and  delivery  by Cox of this Agreement, the
    -------------
consummation  by  Cox of the transactions contemplated hereby, and compliance by
   ---
Cox  with  the  terms  hereof,  do  not  and  will  not:
     (i) violate or result in the breach of or contravene any of the terms, conditions or provisions of, or constitute a default under, any organizational documents of Cox, or any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator, applicable to Cox or its assets and properties;
(ii)  except  for  those  consents  listed in Schedule 5.3, result in prohibited
                                              ------------
action under any term or provision of, the material breach of any term or provision of, the termination of, or the acceleration or permitting the acceleration of the performance required by the terms of, or constitute a default under or require the consent of any party to, any loan agreement, indenture, mortgage, deed of trust or any other contract to which Cox is a party or by which it is bound;
(iii)  result  in  any  Lien upon the Cox Assets, except for Permitted Liens; or
     (iv)  cause  the  suspension  or  revocation  of  any  of the Cox Licenses.
     5.4     APPROVALS5.4  APPROVALS.  Except  as  set forth on Schedule 5.4 and
             ---------     ---------                            ------------
except for the consent of the FCC, no authorizations, approvals or consents from any governmental or regulatory authorities or agencies are necessary to permit Cox to execute and deliver this Agreement and to permit Cox to perform its obligations hereunder.
5.5     NO  LITIGATION5.5  NO  LITIGATION.  Except as set forth on Schedule 5.5,
        --------------     --------------                          ------------
there are no actions, suits, investigations or proceedings pending or, to the best of Cox's knowledge, threatened against or affecting the Cox Assets, in any court or before any arbitrator, or before or by any governmental department, commission, bureau, board, agency or instrumentality, domestic or foreign, which, if adversely determined, would impair the ability of Cox to perform its obligations hereunder.
5.6     BROKERAGE5.6  BROKERAGE.  Except for Media Venture Partners, Cox has not
        ---------     ---------
dealt with any broker or finder in connection with any of the transactions contemplated by this Agreement, and to the best of Cox's knowledge, no other person is entitled to any commission or finder's fee in connection with any of these transactions.
5.7     TITLE  TO  AND  CONDITION  OF TANGIBLE PERSONAL PROPERTY5.7 TITLE TO AND
        --------------------------------------------------------    ------------
CONDITION  OF  TANGIBLE PERSONAL PROPERTY.  Except as specified on Schedule 5.7,
   --------------------------------------                          ------------
and except for Permitted Liens, Cox has good title to the Cox Tangible Personal Property free and clear of all Liens. All of the Cox Tangible Personal Property
     is in a good working condition and repair (ordinary wear and tear excepted). All of the Cox Tangible Personal Property is listed in Schedule
                                                                        --------
1.1A, and such schedule contains a list of all tangible personal property used in the operation of the Cox Stations other than Excluded Assets.
5.8     TITLE  TO  AND  CONDITION OF REAL PROPERTY.5.8 TITLE TO AND CONDITION OF
        ------------------------------------------     -------------------------
REAL  PROPERTY.  Schedule  1.2A  lists  all of the Cox Real Property and Cox has
  ------------   --------------
good  title  in and to the owned Cox Real Property, and such schedule contains a
  -
list of all real property used in the operation of the Cox Stations other than the Excluded Assets. All of the Cox Real Property is owned free and clear of all Liens except for Permitted Liens. Schedule 1.2A lists all of the Cox Real
                                         -------------
Property  Leases.  Except as disclosed on Schedule 5.8, with respect to each Cox
                                          ------------
Real Property Lease: (a) said lease is, and following the Closing to the best of Cox's knowledge, will continue to be legal, valid, binding, enforceable and in full force and effect; and (b) Cox has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in said lease or its rights thereunder. To the best of Cox's knowledge, no third party is in material default in the performance of any of its obligations under any of the Cox Real Property Leases, and no event or circumstance has occurred, which, with the giving of notice or the lapse of time or both, would constitute a material default by Cox under any Cox Real Property Lease. All improvements on the owned Cox Real Property are in material compliance with applicable zoning and land use laws, ordinances and regulations except for any instances of noncompliance which do not and will not in the aggregate have a material adverse effect on such owned Cox Real Property. All such improvements are in good working condition and repair, and comply in all material respects with FCC rules and regulations and all other applicable Federal, state and local statutes, ordinances and regulations. To the best of Cox's knowledge, all of the transmitting towers, ground radials, guy anchors, transmitter buildings and related improvements located on the owned Cox Real Property are located entirely on the owned Cox Real Property. Cox has no knowledge of any pending, threatened or contemplated action to take by eminent domain or otherwise to condemn any part of the owned Cox Real Property. Cox has full legal and practical access to the Cox Real Property.
5.9     LICENSES5.9 LICENSES.  Schedule 1.3A accurately and completely lists all
        --------    --------   -------------
     Cox Licenses, and such schedule contains a list of all licenses, permits and applications used in the operation of or benefiting the Cox Stations, other than Excluded Assets. The Cox Licenses are (a) validly issued and in full force and effect, (b) unimpaired by any acts or omissions of Cox or Cox's employees or agents, (c) free and clear of any restrictions that might limit the full operation of the Cox Stations and (d) Cox has full power and authority to operate the Cox Stations thereunder.
5.10     FCC  COMPLIANCE5.10  FCC COMPLIANCE.  Except as shown on Schedule 5.10,
         ---------------      --------------                      -------------
the Cox Stations have been operated at all times by Cox at full authorized power in material accordance with the terms of the Cox FCC Licenses, the Communications Act of 1934, as amended (the "Act"), and all applicable rules, regulations and policies of the FCC. Cox has timely filed or made all applications, reports, and other disclosures required by the FCC to be filed or made with respect to the Cox Stations. The Cox FCC Licenses are valid and in full force and effect. Except as shown on Schedule 5.10, no application, action
                                           -------------
or proceeding is pending for the renewal or modification of any of the Cox FCC Licenses and, to the best of Cox's knowledge, there is not now issued or outstanding any investigation or material complaint against Cox at the FCC as of the date of this Agreement relating to the Cox Stations. Except as disclosed on
Schedule  5.10,  there  is  no  proceeding  pending  at the FCC, and there is no
--------------
outstanding  notice  of  violation from the FCC as of the date of this Agreement
------
relating  to  the  Cox  Stations.  All  fees payable to governmental authorities
--
pursuant  to  the  Cox  FCC Licenses, including FCC annual regulatory fees, have
--
been paid and no event has occurred which, individually or in the aggregate, and
--
with or without the giving of notice or the lapse of time or both, would constitute grounds for nonrenewal in the ordinary course or revocation thereof.
5.11     COMPLIANCE  WITH  LAWS5.11 COMPLIANCE WITH LAWS.  Cox has all licenses,
         ----------------------     --------------------
permits or other authorizations of governmental, regulatory or administrative agencies required to conduct its business with respect to the Cox Stations in all material respects as currently conducted. No judgment, decree, order or notice of violation has been issued by any agency or authority which permits, or would permit, revocation, modification or termination of any governmental permit, license or authorization or which results or could result in any material impairment of any rights thereunder. With respect to the Cox Stations, Cox is in material compliance with all applicable federal, state, local or foreign laws, regulations, statutes, rules, ordinances, directives and orders and any other requirements of any governmental, regulatory or administrative agency or authority or court or other tribunal applicable to it.
5.12     ENVIRONMENTAL  MATTERS5.12 ENVIRONMENTAL MATTERS.  Without limiting the
         ----------------------     ---------------------
generality of SECTION 5.11, except as disclosed on Schedule 5.12, all of the Cox
                                                   -------------
     Real Property is free of (1) waste or debris; (2) "hazardous waste" or any "hazardous substance" as defined in federal environmental and occupational safety and health statutes (including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time ("CERCLA"), and regulations promulgated thereunder; (3) any substance the presence of which on the Cox Real Property is prohibited by any federal, state or local environmental law; and (4) any materials which, under federal, state, or local environmental law, require special handling in collection, storage, treatment or disposal, each in quantities or in a manner sufficient to give rise to liability under the federal, state or local government environmental standards or to warrant the imposition of any penalty, civil or criminal, against Cox. Without limiting the generality of the foregoing, except as disclosed on Schedule 5.12,
                                                                  -------------
there are no installations on the Cox Real Property which contain PCBs or asbestos in quantities sufficient to mandate the removal of such PCBs or asbestos in accordance with federal, state or local government environmental standards or to warrant the imposition of any penalty, civil or criminal, against Cox. Cox has delivered to Salem all environmental assessments of the Cox Real Property owned by Cox.
5.13     ACCURACY  OF  INFORMATION  FURNISHED5.13  ACCURACY  OF  INFORMATION
         ------------------------------------      -------------------------
FURNISHED. No statement by Cox contained in this Agreement or in any Schedule or Exhibit hereto contains any material untrue statement of a material fact or omits to state any material fact which is necessary to make the Statements contained herein not materially misleading.
5.14     TAXES5.14  TAXES.  Cox  has  filed  or  caused to be filed all federal,
         -----      -----
state, county, local, or city tax returns which are required to be filed, and Cox has paid or caused to be paid all taxes as shown on those returns or on any tax assessment received by Cox to the extent that such taxes have become due, or has set aside on its books adequate reserves (segregated to the extent required by generally accepted accounting principles) with respect thereto. There are no governmental investigations or other legal, administrative, or tax proceedings pending, or to the best of Cox's knowledge, threatened, pursuant to which Cox is or could be made liable for any taxes, penalties, interest, or other charges, the liability for which could extend to Salem as transferee of the Cox Assets, and no event has occurred that could impose on Salem any liability for any taxes, penalties, or interest due or to become due from Cox. Cox has paid in full or discharged, or caused to be paid in full or discharged, all taxes (i) relating to the Cox Assets that are required to be paid (whether or not such taxes are shown as due on any tax return) and (ii) the non-payment of which could result in a Lien on the Cox Assets in the hands of Salem, excepting in each case such taxes as will not be due until after the Closing Date and which are to be prorated pursuant to SECTION 4.2 of this Agreement. Any Lien for taxes on the Cox Assets the validity of which is being contested in good faith by appropriate proceedings shall be described on Schedule 5.14 of
                                                                -------------
this  Agreement.
5.15     DEFINITION OF KNOWLEDGE 5.15 DEFINITION OF KNOWLEDGE.  For the purposes
         -----------------------      -----------------------
     of this Agreement, "to the best of Cox's knowledge" or any similar formulation thereof means to the actual knowledge of Robert F. Neil, Chief Executive Officer; Richard A. Ferguson, Co-Chief Operating Officer; Marc W. Morgan, Co-Chief Operating Officer; Maritza Pichon, Chief Financial Officer; Sterling Davis, Director of Engineering; Jarrett O'Connor, Vice President and General Manager, WSUN(AM); and Caroline Devine, Vice President and General Manager, KLUP(AM).
     6.     REPRESENTATIONS  AND WARRANTIES OF COX FOR THE RRC STATION AND STOCK
            --------------------------------------------------------------------
PURCHASE AGREEMENT.  Cox hereby represents and warrants to Salem with respect to
------------------
the  RRC  Station  and  the  Stock  Purchase  Agreement  only  as  follows:
     6.1     STOCK  PURCHASE  AGREEMENT.  Cox  will  deliver to Salem a true and
             --------------------------
complete copy of the Stock Purchase Agreement (including all exhibits and schedules thereto) as executed by CRI on June 1, 2000. The Stock Purchase Agreement will not have been executed by Midwestern or the Stockholders at that time. Cox will deliver copies of the signature pages of Midwestern and the Stockholders immediately after receipt by Cox. Cox represents and warrants that the execution, delivery and performance of the Stock Purchase Agreement by CRI and all of the documents required to be delivered by CRI thereby and the consummation by CRI of the Stock Purchase Agreement in accordance with the terms thereof are within the corporate power of CRI and have been duly authorized by all necessary corporate action by CRI. When executed by CRI, the Stock Purchase Agreement will be a valid and binding offer of CRI subject to acceptance by Midwestern and the Stockholders and enforceable against CRI in accordance with its terms, except as the enforceability of the Stock Purchase Agreement or the documents or instruments contemplated thereby may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies. Cox has no independent knowledge of and has not made any investigation to determine the accuracy or inaccuracy of the representations and warranties of Midwestern or the Stockholders in the Stock Purchase Agreement.
6.2     ORGANIZATION;  GOOD  STANDING.  At  the  Closing,  RRC  (i)  will  be  a
        -----------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and (ii) will be qualified to do business as a foreign corporation and will be in good standing under the laws of the states in which it conducts business.
6.3     AUTHORITY.  At  the  Closing, the execution, delivery and performance of
        ---------
all of the documents and instruments required to be delivered by RRC hereby (the "RRC Documents"), and the consummation by RRC of the transactions contemplated hereby and thereby will be within the corporate power of RRC, and will have been duly authorized by all necessary corporate action by RRC. At the Closing, the RRC Documents will be duly executed and delivered by RRC and will be, when executed and delivered by RRC, the valid and binding obligations of RRC, enforceable against it in accordance with their respective terms, except as the enforceability of such documents or instruments may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.
6.4     NO  BREACH  OR VIOLATION.  Except for the consent of the FCC and the HSR
        ------------------------
Approval, at the Closing, the execution and delivery by RRC of the RRC Documents and the consummation by RRC of the transactions contemplated hereby, and compliance by RRC with the terms hereof, will not:
     (i) violate or result in the breach of or contravene any of the terms, conditions or provisions of, or constitute a default under, any organizational documents of RRC, or any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator, applicable to RRC or its assets and properties;
(ii) result in prohibited action under any term or provision of, the material breach of any term or provision of, the termination of, or the acceleration or permitting the acceleration of the performance required by the terms of, or constitute a default under or require the consent of any party to, any loan agreement, indenture, mortgage, deed of trust or any other contract to which RRC is a party or by which it is bound;
(iii)  result  in any Lien upon the RRC Assets, excepted for Permitted Liens; or
(iv)  cause  the  suspension  or  revocation  of  any  of  the  RRC  Licenses.
     6.5     APPROVALS.  Except for the consent of the FCC and the HSR Approval,
             ---------
at the Closing, no authorizations, approvals or consents from any governmental or regulatory authorities or agencies will be necessary to permit RRC to execute and deliver the RRC Documents and to consummate the transactions contemplated hereby and thereby.
6.6     NO  LITIGATION.  At  the  Closing  there  will  be  no  actions,  suits,
        --------------
investigations or proceedings pending or, to the best of Cox's knowledge, threatened against or affecting the RRC Assets, in any court or before any arbitrator, or before or by any governmental department, commission, bureau, board, agency or instrumentality, domestic or foreign, which , if adversely determined, would impair the ability of RRC to consummate the transactions contemplated hereunder.
6.7     BROKERAGE.  RRC  will  not  have  dealt  with  any  broker  or finder in
        ---------
connection with any of the transactions contemplated by this Agreement, and to the best of Cox's knowledge, no person will be entitled to any commission or finder's fee in connection with any of these transactions other than Media
Venture  Partners  whose  commission  is  the  responsibility  of  Cox.
6.8     ACCURACY  OF  INFORMATION FURNISHED.  As of the Closing, no statement by
        -----------------------------------
RRC contained in any of the RRC Documents shall contain any material untrue statement of a material fact or omit to state any material fact which is necessary  to  make  the statements contained therein not materially misleading,
     7.     REPRESENTATIONS  AND  WARRANTIES  OF  SALEM.Representations  and
            --------------------------------------------
Warranties  of  Salem  Salem  hereby  represents and warrants to Cox as follows:
     7.1     ORGANIZATION;  GOOD STANDING.1 ORGANIZATION; GOOD STANDING. Each of
             ----------------------------   ---------------------------
SCC and STB is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its organization and is qualified to do business as a foreign corporation and is in good standing under the laws of the states in which it conducts business.
7.2     AUTHORITY.2  AUTHORITY.  The execution, delivery and performance of this
        ---------    ---------
Agreement and all of the documents and instruments required to be delivered by Salem hereby, and the consummation by Salem of the transactions contemplated hereby and thereby are within the corporate power of Salem, and have been duly authorized by all necessary corporate action by Salem. This Agreement has been duly executed and delivered by Salem and at the Closing such other documents and other instruments required hereby to be executed and delivered by Salem will be duly executed and delivered by Salem. This Agreement is and the other documents and instruments required hereby will be when executed and delivered by Salem, the valid and binding obligations of Salem, enforceable against Salem in accordance with their respective terms, except as the enforceability of this Agreement or the documents or instruments contemplated hereby may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by judicial discretion in the enforcement of equitable remedies.
7.3     .3 NO BREACH OR VIOLATIONNO BREACH OR VIOLATION.  Except as set forth on
           --------------------------------------------
     Schedule  7.3,  the  execution and delivery by Salem of this Agreement, the
     -------------
consummation by Salem of the transactions contemplated hereby, and compliance by Salem with the terms hereof, do not and will not:
     (i) violate or result in the breach of or contravene any of the terms, conditions or provisions of, or constitute a default under, Salem's organizational documents, or any law, regulation, order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator, applicable to Salem or its assets and properties;
(ii)  except  for  those  consents  listed in Schedule 7.3, result in prohibited
                                              ------------
action under any term or provision of, the material breach of any term or provision of, the termination of, or the acceleration or permitting the acceleration of the performance required by the terms of, or constitute a default under or require the consent of any party to, any loan agreement, indenture, mortgage, deed of trust or any other contract to which Salem is a party or by which it is bound;
(iii)  result  in  any Lien upon the Salem Assets except for Permitted Liens; or
     (iv)  cause  the  suspension  or  revocation  of any of the Salem Licenses.
     7.4     APPROVALS7.4  APPROVALS.  Except  as set forth on Schedule 7.4, and
             ---------     ---------                           ------------
except for the consent of the FCC, DOJ and any approval required by the HSR Act, no authorizations, approvals or consents from any governmental or regulatory authorities or agencies are necessary to permit Salem to execute and deliver this Agreement and to perform its obligations hereunder.
7.5     NO  LITIGATION7.5  NO  LITIGATION.  Except as set forth on Schedule 7.5,
        --------------     --------------                          ------------
there are no actions, suits, investigations or proceedings pending or, to the best of Salem's knowledge, threatened against or affecting the Salem Assets, in any court or before any arbitrator, or before or by any governmental department, commission, bureau, board, agency or instrumentality, domestic or foreign, which, if adversely determined, would impair the ability of Salem to perform its obligations hereunder.
7.6     BROKERAGE.6 BROKERAGE.  Salem has not dealt with any broker or finder in
        ---------   ---------
     connection with any of the transactions contemplated by this Agreement, and, to the best of Salem's knowledge, except for Media Venture Partners, no other person is entitled to any commission or finder's fee in connection with any of these transactions.
7.7     TITLE  TO  AND  CONDITION  OF  TANGIBLE  PERSONAL  PROPERTYTitle  to and
        -----------------------------------------------------------
Condition  of  Tangible Personal Property.  Except as specified on Schedule 7.7,
                                                                   ------------
and except for Permitted Liens, Salem has good title to the Salem Tangible Personal Property free and clear of all Liens. All of the Salem Tangible
Personal Property is in a good working condition (ordinary wear and tear excepted). All of the Salem Tangible Personal Property is listed on Schedule
                                                                        --------
1.1C and such schedule contains a list of all tangible personal property used in
  --
     the  operation  of  the  Salem  Station  other  than  Excluded  Assets.
7.8     TITLE TO AND CONDITION OF REAL PROPERTY.8 TITLE TO AND CONDITION OF REAL
        ---------------------------------------   ------------------------------
     PROPERTY.  Schedule  1.2C  lists  all  of the owned Salem Real Property and
     --------   --------------
Salem has good title in and to the owned Salem Real Property, and such schedule contains a list of all real property used in the operation of the Salem Station other than Excluded Assets. All of the Salem Real Property is owned free and clear of all Liens except for Permitted Liens. Schedule 1.2C lists all of the
                                                  -------------
Salem  Real  Property Leases.  Except as disclosed on Schedule 7.8, with respect
                                                      ------------
to each of the Salem Real Property Leases: (a) said lease is and following the Closing, to the best of Salem's knowledge, will continue to be, legal, valid, binding, enforceable and in full force and effect; and (b) Salem has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in said lease or its rights thereunder. To the best of Salem's knowledge, no third party is in material default in the performance of any of its obligations under any of the Salem Real Property Leases, and no event or circumstance has occurred which, with the giving of notice or the lapse of time or both, would constitute a material default by Salem under any Salem Real Property Lease. All improvements on the owned Salem Real Property are in material compliance with applicable zoning and land use laws, ordinances and regulations except for any instances of noncompliance which do not and will not in the aggregate have a material adverse effect on such owned Salem Real Property. All such improvements are in good working condition and repair, comply in all material respects with FCC rules and regulations and all other applicable Federal, state and local statutes, ordinances and regulations. To the best of Salem's knowledge, all of the transmitting towers, ground radials, guy anchors, transmitter buildings and related improvements located on the owned Salem Real Property are located entirely on the owned Salem Real Property. Salem has no knowledge of any pending, threatened or contemplated action to take by eminent domain or otherwise to condemn any part of the Salem Real Property. Salem has full legal and practical access to the Salem Real Property.
7.9     LICENSES.9  LICENSES.  Except  as  set  forth on Schedule 7.9,  Schedule
        --------    --------                             ------------   --------
1.3C  accurately  and  completely  lists  all  of  the  Salem Licenses, and such
   -
schedule  contains  a list of all licenses, permits and applications used in the
   -
operation of or benefiting the Salem Station, other than Excluded Assets. All of the Salem Licenses are (a) validly issued and in full force and effect, (b) unimpaired by any acts or omissions of Salem or Salem's employees or agents, (c)
     free and clear of any restrictions that might limit the full operation of the Salem Station and (d) Salem has full power and authority to operate the Salem Station thereunder.
7.10     FCC COMPLIANCE.  .10 FCC COMPLIANCE.  Except as shown on Schedule 7.10,
         --------------       --------------                      -------------
     the  Salem  Station  has  been  operated  at  all  times  by  Salem at full authorized power in material accordance with the terms of the Salem FCC Licenses, the Act, and all applicable rules, regulations and policies of the FCC. Salem has timely filed or made all applications, reports, and other disclosures required by the FCC to be filed or made with respect to the Salem Station. The Salem FCC Licenses are valid and in full force and effect. Except as shown on Schedule 7.10, no application, action or proceeding is pending for
              -------------
the renewal or modification of any of the Salem FCC Licenses and, to the best of Salem's knowledge, there is not now issued or outstanding any investigation or material complaint against Salem at the FCC as of the date of this Agreement relating to the Salem Station. Except as disclosed in Schedule 7.10, there is
                                                         -------------
no proceeding pending at the FCC, and there is no outstanding notice of violation from the FCC as of the date of this Agreement relating to the Salem Station. All fees payable to governmental authorities, including FCC annual regulatory fees, pursuant to the Salem FCC Licenses have been paid and no event has occurred which, individually or in the aggregate, and with or without the giving of notice or the lapse of time or both, would constitute grounds for nonrenewal in the ordinary course or revocation thereof.
7.11     COMPLIANCE WITH LAWS7.11 COMPLIANCE WITH LAWS.  Salem has all licenses,
         --------------------     --------------------
     permits or other authorizations of governmental, regulatory or administrative agencies required to conduct its business with respect to the Salem Station in all material respects as currently conducted. No judgment, decree,  order  or  notice  of  violation  has been issued by any such agency or authority which permits, or would permit, revocation, modification or termination of any such governmental permit, license or authorization or which results or could result in any material impairment of any rights thereunder. With respect to the Salem Station, Salem is in material compliance with all applicable federal, state, local or foreign laws, regulations, statutes, rules, ordinances, directives and orders and any other requirements of any governmental, regulatory or administrative agency or authority or court or other tribunal applicable to it.
7.12     ENVIRONMENTAL  MATTERS.12  ENVIRONMENTAL MATTERS.  Without limiting the
         ----------------------     ---------------------
generality  of  SECTION  7.11,  except as disclosed on Schedule 7.12, all of the
                                                       -------------
Salem Real Property is free of (1) waste or debris; (2) "hazardous waste" or any
     "hazardous substance" as defined in federal environmental and occupational safety and health statutes including CERCLA, as amended from time to time, and regulations promulgated thereunder, or as defined by CERCLA, and regulations promulgated thereunder; (3) any substance the presence of which on the Salem Real Property is prohibited by any federal, state or local environmental law; and (4) any materials which, under federal, state, or local environmental law, require special handling in collection, storage, treatment or disposal, each in quantities or in a manner sufficient to give rise to liability under federal, state or local government environmental standards or to warrant the imposition of any penalty, civil or criminal, against Salem. Without limiting the generality of the foregoing, except as disclosed on Schedule 7.12, there are no
                                                     -------------
installations  on  the  Salem  Real  Property  which contain PCBs or asbestos in quantities sufficient to mandate the removal of such PCBs or asbestos in accordance with federal, state or local government environmental standards or to warrant the imposition of any penalty, civil or criminal, against Salem. Salem has delivered to Cox all environmental assessments of the Salem Real Property owned by Salem.
7.13     ACCURACY  OF  INFORMATION  FURNISHED7.13  ACCURACY  OF  INFORMATION
         ------------------------------------      -------------------------
FURNISHED.  No statement by Salem contained in this Agreement or in any Schedule or Exhibit hereto contains any material untrue statement of a material fact or omits to state any material fact which is necessary to make the statements contained herein not materially misleading.
7.14     TAXES7.14  TAXES.  Salem  has  filed  or caused to be filed all federal
         -----      -----
income tax returns and all other federal, state, county, local, or city tax returns which are required to be filed, and Salem has paid or caused to be paid all taxes as shown on those returns or on any tax assessment received by Salem to the extent that such taxes have become due, or has set aside on its books adequate reserves (segregated to the extent required by generally accepted accounting principles) with respect thereto. Except as disclosed on Schedule
                                                                        --------
7.14,  there  are no governmental investigations or other legal, administrative,
  --
or tax proceedings pending, or to the best of Salem's knowledge, threatened, pursuant to which Salem is or could be made liable for any taxes, penalties, interest, or other charges, the liability for which could extend to Cox as transferee of the Salem Assets, and no event has occurred that could impose on Cox any liability for any taxes, penalties, or interest due or to become due from Salem. Salem has paid in full or discharged, or caused to be paid in full or discharged, all taxes (i) relating to the Salem Assets that are required to be paid (whether or not such taxes are shown as due on any tax return) and (ii) the non-payment of which could result in a Lien on the Salem Assets in the hands of Cox, excepting in each case such taxes as will not be due until after the Closing Date and which are to be prorated pursuant to SECTION 4.2 of this Agreement. Any Lien for taxes on the Salem Assets the validity of which is being contested in good faith by appropriate proceedings shall be described on
Schedule  7.14  of  this  Agreement.
 -------------
7.15     DEFINITION  OF  KNOWLEDGEDEFINITION  OF KNOWLEDGE.  For the purposes of
         -------------------------------------------------
this Agreement, "to the best of Salem's knowledge" or any similar formulation thereof means to the actual knowledge of Edward G. Atsinger, III, President and Chief Executive Officer; John Ehde, Vice President of Engineering; and Gordon Marcy, General Manager of the Salem Station.
     8.     COVENANTS  OF  THE  PARTIES8. COVENANTS OF THE PARTIES.  The parties
            ---------------------------   ------------------------
hereby  covenant  to  each  other  as  follows.
     8.1     FCC  APPLICATIONS8.1  FCC APPLICATIONS.  Following the date of this
             -----------------     ----------------
Agreement, the parties shall proceed as expeditiously as practicable to file or cause to be filed applications with the FCC requesting consent to the assignment of the Cox FCC Licenses to Salem (the "Cox FCC Application"), an application with the FCC requesting consent to the assignment of the RRC FCC Licenses to Salem (the "RRC Application") and an application with the FCC requesting consent to the assignment of the Salem FCC Licenses to Cox (the "Salem FCC Application"), such applications to be duly filed with the FCC by the parties contemporaneously as contingent applications. The parties agree that the Cox FCC Application, the RRC FCC Application and the Salem FCC Application (together, the "FCC Applications") shall be filed not later than ten (10) business days after the date of this Agreement, and that the FCC Applications shall be prosecuted by each party in good faith and with due diligence. Cox and Salem shall cooperate with each other in the preparation, filing and prosecution of the FCC Applications. Should Cox or Salem become aware of facts which could reasonably be expected to affect or delay in a material and adverse manner, the FCC's grant of its consent to the FCC Applications, such party shall promptly notify the other party in writing and in accordance with the notices provisions set forth in SECTION 15. If the Closing shall not have occurred for any reason within the original effective period of the consent of the FCC to the FCC Applications, and neither party shall have terminated this Agreement under
SECTION 11, the parties shall jointly request extensions of the effective period of the FCC consents.
8.2     STOCK PURCHASE AGREEMENT.  CRI shall exercise its rights and fulfill all
        ------------------------
of its obligations under the Stock Purchase Agreement at all times in a timely manner and in good faith and CRI shall take no action that is materially inconsistent with the terms of this Agreement. CRI agrees to provide to Salem within two (2) business days of CRI's receipt thereof, copies of all notices, correspondence and other written communication from the Stockholders or RRC or from any governmental authority in connection with the transactions contemplated by the Stock Purchase Agreement. CRI shall provide Salem five (5) business days' written notice before it exercises any right to terminate the Stock Purchase Agreement. Prior to the end of such five (5) day notice period, Salem may request that CRI take and CRI shall take all commercially reasonable actions necessary to transfer to Salem any and all rights of CRI under the Stock Purchase Agreement. Salem and Cox hereby agree that, with respect to the RRC Assets, Salem shall have the full benefit of the representations and warranties made by Midwestern and the Stockholders in the Stock Purchase Agreement, including the right to draw against the Holdback Escrow as defined in the Stock Purchase Agreement. At the Closing and to the extent CRI is permitted to do so under the terms of the Stock Purchase Agreement, CRI shall assign to Salem, and Salem shall accept from CRI, the rights of CRI to indemnification by the Stockholders under the Stock Purchase Agreement insofar as such rights to indemnification relate to the RRC Assets and the representations, warranties and covenants of Midwestern and the Stockholders with respect thereto. To the extent that CRI is not permitted to assign such indemnification rights to Salem, CRI will cooperate with Salem to provide Salem with the benefit of such rights and to assist Salem in enforcing such rights against the Stockholders. CRI further agrees that it will not consent to or authorize any release of any funds held by the Escrow Agent pursuant to the Holdback Escrow Agreement (as each such term is defined in the Stock Purchase Agreement) without first consulting with Salem.
     8.3     NO  SOLICITATION  OF  THIRD  PARTIES.3  NO  SOLICITATION  OF  THIRD
             ------------------------------------    ---------------------------
PARTIES. Neither party nor any of its subsidiaries, nor any of its directors, officers, employees, representatives or agents shall, directly or indirectly, solicit or initiate inquiries or proposals from, or enter into any agreement with respect to, or provide any confidential information to or participate in any discussions or negotiations with, any corporation, partnership, person or other entity or group concerning any sale to such party of all or substantially all of the assets of the Stations owned by it (whether directly or through a merger or sale of stock of Cox or Salem). The parties will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any of the foregoing.
     8.4     ACCESS..4  ACCESS.  Prior  to the Closing, each party shall give to
             ------     ------
the other party and its representatives full and reasonable access during normal business hours to all of the party's properties, books, contracts, reports and records including financial information, in each case relating to Assets, in order that the parties may have full opportunity to make such investigation as they desire of such Stations, and each party shall furnish the other party with such information as such other party may reasonably request in connection therewith; provided that access to the properties, books, contracts and records of the RRC Station and RRC shall be subject to the terms of the Stock Purchase Agreement. The rights of the parties under this Section shall not be exercised in such a manner as to interfere unreasonably with the business of either party's Stations.
8.5     INCONSISTENT  ACTIONS..5  INCONSISTENT  ACTIONS.  Prior  to the Closing,
        ---------------------     ---------------------
neither Cox nor Salem shall take any action which is materially inconsistent with its obligations under this Agreement, or that could hinder or delay the consummation of the transactions contemplated by this Agreement.
8.6     COOPERATION.  Each  party  shall  use commercially reasonable efforts to
        -----------
cooperate fully with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their obligations under this Agreement, and each party will use commercially reasonable efforts to consummate the transactions contemplated hereby and to fulfill its obligations hereunder including without limitation, each party's obligation to ensure that the transactions contemplated hereby are accomplished in a manner enabling the transfer of the Cox Assets, the RRC Assets and the Salem Assets to qualify as part of a Section 1031 Exchange.
8.7     CONTROL  OF  THE STATIONS8.7 CONTROL OF THE STATIONS.  Prior to Closing,
        -------------------------    -----------------------
neither party shall, directly or indirectly, control, supervise, or direct, or attempt to control, supervise or direct the operations of the other party's Stations; those operations, including complete control and supervision of all Station programs, employees, and policies, shall be the sole responsibility of the Station's licensee.
8.8     RISK  OF LOSS.8 RISK OF LOSS.  The risk of any loss, damage, impairment,
        -------------   ------------
confiscation, or condemnation of any of the Cox Assets from any cause whatsoever shall be borne by Cox at all times prior to the Closing. The risk of any loss, damage, impairment, confiscation, or condemnation of any of the RRC Assets from any cause whatsoever shall be borne by RRC at all times prior to the
Closing. The risk of any loss, damage, impairment, confiscation, or condemnation of any of the Salem Assets from any cause whatsoever shall be borne by Salem at all times prior to the Closing.
8.9     THIRD  PARTY  CONSENTS.9 THIRD PARTY CONSENTS.  Between the date of this
        ----------------------   --------------------
Agreement and the Closing, Cox and Salem shall use their respective commercially reasonable efforts to obtain the consent of any third party necessary for the assignment of any contract or agreement to be assigned hereunder. In the event a consent or waiver required with respect to the assignment of a contract has not been obtained before the Closing, Cox or Salem (as the case may be) shall use its commercially reasonable best efforts to provide the other party with the benefits of any such contract, including without limitation, permitting such other party to enforce any rights of Cox or RRC or Salem under such contract.
     8.10     TITLE  INSURANCE  AND  SURVEYSTITLE  INSURANCE  AND  SURVEYS.
              ------------------------------
     (a) With respect to each parcel of Cox Real Property and with respect to each parcel of RRC Real Property, Salem will obtain at or prior to Closing, an ALTA Owner's Policy of Title Insurance Form B-1992 (or equivalent policy acceptable to Salem), issued by a title insurer satisfactory to Salem, in an amount equal to the fair market value of the property and any improvements thereon (as reasonably determined by Salem), insuring title to such parcel in the name of Salem as of the Closing, subject only to liens or encumbrances expressly permitted by this Agreement; and with respect to each parcel of Salem Real Property that Salem owns, Cox will obtain at or prior to Closing, an ALTA Owner's Policy of Title Insurance Form B-1992 (or equivalent policy acceptable to Cox), issued by a title insurer satisfactory to Cox, in an amount equal to the fair market value of the property and any improvements thereon (as reasonably determined by Cox), insuring title to such parcel in the name of Cox as of the Closing, subject only to liens or encumbrances expressly permitted by this Agreement.
     (b)  General  Requirements  as  to  Title  Insurance  Policies.  Each title
          ---------------------------------------------------------
insurance policy obtained by Cox or Salem, as the case may be, pursuant to this Agreement shall (1) insure title to the Cox Real Property, the RRC Real Property or the Salem Real Property described in the policy and all recorded easements benefiting the Cox Real Property, the RRC Real Property or the Salem Real Property, (2) contain an "extended coverage endorsement" insuring over the general exceptions customarily contained in title policies, (3) contain an endorsement insuring that the Cox Real Property, the RRC Real Property or the Salem Real Property described in the policy is the same real estate shown in the survey delivered with respect to such property, and (4) contain a "contiguity" endorsement with respect to any of the Cox Real Property, the RRC Real Property or the Salem Real Property consisting of more than one record parcel.
(c)  Surveys.  With  respect  to  each  parcel  of  Cox  Real Property, RRC Real
     -------
Property  or  Salem Real Property, as to which a title insurance policy is to be
     -
procured pursuant to this Agreement, Salem will procure a current survey of the parcel of Cox Real Property and RRC Real Property, and Cox will procure a current survey of the parcel of Salem Real Property, prepared by a licensed surveyor and conforming to current ALTA Minimum Detail Requirements for Land Title Surveys, disclosing the location of all improvements, easements, party walls, sidewalks, roadways, utility lines, and other matters customarily shown on such surveys, and showing access affirmatively to public streets and roads.
     8.11     COMPLIANCE  WITH  HSR  ACT  8.11  COMPLIANCE WITH HSR ACT.  If the
              --------------------------        -----------------------
transactions contemplated by this Agreement are subject to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or the approval by the U.S. Federal Trade Commission (the "FTC") and the Antitrust Division of the U.S. Department of Justice (the
"DOJ"), Cox and Salem will (i) each make such filings as are required under Title II of the HSR Act as soon as practicable but in any event within ten (10) days of the date of the acceptance by Midwestern and the Stockholders of Cox's offer set forth in the Stock Purchase Agreement, (ii) otherwise promptly comply with the applicable requirements under the HSR Act, including furnishing all information and filing all documents required thereunder, (iii) furnish to each other copies of those portions of the documents filed which are not confidential, and (iv) cooperate fully and use their respective commercially reasonable efforts to expedite compliance with the HSR Act.
8.12     CONFIDENTIALITY.  Each  of  the parties hereto agrees to keep the terms
         ---------------
and conditions of this Agreement confidential until the filing of the FCC Applications except (a) for any disclosures to Midwestern and the Stockholders that may be necessary under the Stock Purchase Agreement, and (b) as and to the extent required by law, including disclosure requirements of federal and state securities laws and rules and regulations of securities markets or as necessary to fulfill its obligations under this Agreement.
8.13     FINANCIAL  STATEMENTS.  To  the  extent  any  party acquiring a Station
         ---------------------
hereunder is required to provide audited financial statements regarding such Station pursuant to applicable law including, without limitation, Rule 3-05 of Regulation S-X of the rules and regulations of the Securities and Exchange Commission, and to the extent such financial statements exist and are available to the conveying party, the conveying party (as soon as is reasonably practicable following Closing, but in any event within sufficient time for the acquiring party to comply with applicable law) shall provide to the acquiring party a true, correct and complete copy of the audited financial statements for such Station for the three (3) fiscal years prior to Closing, or, to the extent the audited financial statements are not within the conveying party's custody, possession or control, the conveying party (as soon as is reasonably practicable following Closing, but in any event within sufficient time for the acquiring party to comply with applicable law) shall provide to the acquiring party true, correct and complete copies of the financial records for such Station for the three (3) fiscal years prior to Closing and, provided management are available, requisite access to management sufficient for the acquiring party and/or its representatives to create audited financial statements for the Station.
     9.     CONDITIONS  TO  SALEM'S  OBLIGATIONS.9.  CONDITIONS  TO  SALEM'S
            ------------------------------------     -----------------------
OBLIGATIONS.  Unless  waived by Salem in writing, all obligations of Salem under
         --
this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions.
     9.1     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  .1  REPRESENTATIONS,
             --------------------------------------------       ----------------
WARRANTIES  AND  COVENANTS.  The  representations  and warranties of Cox in this
   -----------------------
Agreement shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date; Cox shall have performed all obligations and complied with all covenants in all material respects required by this Agreement to be performed or complied with by it at or prior to the Closing; and Salem shall have received from Cox a certificate or certificates in such reasonable detail as Salem may reasonably request, signed by an officer of Cox and dated the Closing Date, to the foregoing effect.
9.2     APPROVALS  OF  GOVERNMENTAL  AUTHORITIES9.2  APPROVALS  OF  GOVERNMENTAL
        ----------------------------------------     ---------------------------
AUTHORITIES.  Any  and  all  governmental  approvals necessary to consummate the
     ------
transactions  contemplated  by  this  Agreement  shall  have  been  received.
9.3     NO ADVERSE PROCEEDINGS.  .3 NO ADVERSE PROCEEDINGS.  No order shall have
        ----------------------      ----------------------
     been issued by, and no suit, action or other proceeding against Cox shall be pending before, any court or governmental agency of competent jurisdiction in which it is sought to restrain or prohibit any of the transactions contemplated by this Agreement or to obtain damages or other relief in connection with this Agreement or the transactions contemplated hereby; provided, however, that if
                                                      --------  -------
Cox and Salem mutually determine that any pending suit, action or proceeding seeking to restrain or prohibit the transactions contemplated hereby is unlikely to succeed on the merits, then the pendency of such proceeding shall not prevent the Closing.
9.4     CONSENTS.4  CONSENTS.  The  consents  designated as required consents on
        --------    --------
Schedule  5.3  shall  have  been  obtained.
  -----------
9.5     CLOSING  DOCUMENTS.  .5  CLOSING  DOCUMENTS.  Cox  and  RRC  shall  have
        ------------------       ------------------
executed  and  delivered  to  Salem  the  documents  required to be executed and delivered  by  it  pursuant  to  SECTION  4.
9.6     FCC CONSENT..6 FCC CONSENT.  The FCC shall have given its consent to the
        -----------    -----------
     FCC  Applications  and  to  the  transactions  contemplated  hereby.
9.7     RESOLUTIONS.7  RESOLUTIONS.  Cox  shall  have  delivered  to  Salem
        -----------    -----------
resolutions  adopted  by  the  Board of Directors of Cox and RRC authorizing and
        --
approving the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, certified by the Secretary of such companies as being true and complete as of the Closing Date.
9.8     HSR  ACT 9.8 HSR ACT.  If legally required, all filings with the FTC and
        --------     -------
the DOJ pursuant to the HSR Act shall have been made and all applicable waiting periods with respect to such filings (including any extensions thereof) shall have expired or been terminated and no actions shall have been instituted which are pending on the Closing Date by the FTC or DOJ challenging or seeking to enjoin the consummation of this transaction.
     10.     CONDITIONS  TO COX'S OBLIGATIONS.. CONDITIONS TO COX'S OBLIGATIONS.
             --------------------------------   -------------------------------
Unless waived by Cox in writing in its sole discretion, all obligations of Cox under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions.
     10.1     REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.1  REPRESENTATIONS,
              --------------------------------------------    ----------------
WARRANTIES  AND  COVENANTS.  The representations and warranties of Salem in this
     ---------------------
Agreement shall be true and correct in all material respects at and as of the Closing Date, as if made at and as of such date; Salem shall have performed all obligations and complied with all covenants in all material respects required by this Agreement to be performed or complied with by it at or prior to the Closing; and Cox shall have received from Salem a certificate or certificates in such reasonable detail as Cox may reasonably request, signed by an officer of Salem and dated the Closing Date, to the foregoing effect.
10.2     APPROVALS  OF  GOVERNMENTAL  AUTHORITIES.  .2 APPROVALS OF GOVERNMENTAL
         ----------------------------------------      -------------------------
AUTHORITIES.  Any  and  all  governmental  approvals necessary to consummate the
  ---------
transactions  contemplated  by  this  Agreement  shall  have  been  received.
  -
10.3     NO  ADVERSE  PROCEEDINGS.  .3  NO  ADVERSE PROCEEDINGS.  No order shall
         ------------------------       -----------------------
have been issued, and no suit, action or other proceeding against Salem shall be pending before, any court or governmental agency of competent jurisdiction in which it is sought to restrain or prohibit any of the transactions contemplated  by  this  Agreement  or  to  obtain  damages  or  other  relief in connection with this Agreement or the transactions contemplated hereby; provided, however, that if Salem and Cox mutually determine that any pending
           -------
suit, action or proceeding seeking to restrain or prohibit the transactions contemplated hereby is unlikely to succeed on the merits, then the pendency of such proceeding shall not prevent the Closing.
10.4     CONSENTS.4  CONSENTS.  The  consents designated as required consents on
         --------    --------
Schedule  7.3  shall  have  been  obtained.
 ------------
10.5     CLOSING  DOCUMENTS.5  CLOSING DOCUMENTS.  Salem shall have executed and
         ------------------    -----------------
delivered to Cox the documents required to be executed and delivered by it pursuant to SECTION 4.
10.6     FCC CONSENT.6 FCC CONSENT.  The FCC shall have given its consent to the
         -----------   -----------
     FCC  Applications  and  the  transactions  contemplated  hereby.
10.7     RESOLUTIONS.7  RESOLUTIONS.  Salem  shall  have  delivered  to  Cox
         -----------    -----------
resolutions adopted by the Board of Directors of Salem authorizing and approving the execution and delivery of the transactions contemplated hereby, certified by the Secretary of Salem as being true and complete as of the Closing Date.
10.8     HSR  ACT  10.8  HSR ACT.  If legally required, all filings with the FTC
         --------        -------
and the DOJ pursuant to the HSR Act shall have been made and all applicable waiting periods with respect to such filings (including any extensions thereof) shall have expired or been terminated and no actions shall have been instituted which are pending on the Closing Date by the FTC or DOJ challenging or seeking to enjoin the consummation of this transaction.
10.9     STOCK  PURCHASE  AGREEMENT.  The  Stock  Purchase  Closing  shall  have
         --------------------------
occurred.
     11.     TERMINATION11. TERMINATION.     This Agreement may be terminated by
             -----------    -----------
either Cox or Salem, if the terminating party is not then in material default, upon written notice to the other party, upon the occurrence of any of the following:
     (a)     Conditions.  If on the Closing Date any of the conditions precedent
             ----------
to the obligations of the terminating party set forth in this Agreement have not been satisfied in all material respects or waived in writing by the terminating party.
(b)     Judgments.  If  there  shall  be in effect on the Closing Date any final
        ---------
judgment, decree, or order that would prevent or make unlawful the Closing of this Agreement.
(c)     Upset  Date.  If  the  Closing  shall not have occurred on or before the
        -----------
date  that is twelve (12) months after the date of the Stock Purchase Agreement.
(d)     Breach.  If  the other party is in material breach of this Agreement and
        ------
the breach remains uncured notwithstanding the opportunity to cure provisions of
SECTION  12.7  hereof.
(e)     Stock  Purchase  Agreement.  If  the  Stock  Purchase Agreement has been
        --------------------------
terminated  other  than  by  closing  of  the transactions contemplated thereby.
12.     SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES  AND  INDEMNIFICATION.12.
        ---------------------------------------------------------------------
SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES  AND  INDEMNIFICATION.
     ----------------------------------------------------------------
     12.1     SURVIVAL12.1  SURVIVAL.  All  representations  and  warranties
              --------      --------
contained  in  this  Agreement  shall survive the Closing for a period of twelve
(12) months. Any investigations by or on behalf of any party hereto shall not constitute waiver as to enforcement of any representation, warranty, or covenant contained in this Agreement. No notice or information delivered by either party shall affect the other party's right to rely on any representation or warranty made by the party providing such notice or information or relieve such party of any obligations under this Agreement as the result of a breach of any of its representations and warranties.
12.2     INDEMNIFICATION BY COX12.2 INDEMNIFICATION BY COX.  Notwithstanding the
         ----------------------     ----------------------
     Closing, Cox hereby agrees, subject to SECTION 12.4(E), to indemnify and hold Salem harmless against and with respect to, and shall reimburse Salem for:
     (a)     Breach.  Any and all losses, liabilities, or damages resulting from
             ------
any untrue representation or breach of warranty, to the extent such representation or warranty survives the Closing, or nonfulfillment of any covenant by Cox contained herein or in any certificate, document, or instrument delivered to Salem hereunder.
(b)     Obligations.  Any  and  all  Excluded  Liabilities  relating  to the Cox
        -----------
Stations  or  the  RRC  Station.
(c)     Ownership.  Any and all losses, liabilities (other than liabilities that
        ---------
are prorated pursuant to SECTION 4.2) or damages resulting from (i) the operation or ownership of the Cox Stations and the RRC Station prior to the Closing Date, including any and all liabilities arising under the Cox Licenses, the RRC Licenses, or the Cox Real Property Leases or the RRC Real Property Leases which relate to events occurring prior to the Closing Date, or (ii) the operation or ownership of the Salem Station on and after the Closing Date, including any and all liabilities arising under the Salem Licenses or the Salem Real Property Leases which relate to events occurring after the Closing Date.
(d)     Legal  Matters.  Any  and  all  actions,  suits,  proceedings,  claims,
        --------------
demands, assessments, judgments, costs, and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.
     12.3     LNDEMNIFICATION  BY  SALEM12.3  LNDEMNIFICATION  BYSalem.
              --------------------------      ------------------------
Notwithstanding the Closing, subject to SECTION 12.4(E), Salem hereby agrees to indemnify and hold Cox harmless against and with respect to, and shall reimburse Cox for:
     (a)     Breach.  Any and all losses, liabilities, or damages resulting from
             ------
any untrue representation or breach of warranty, to the extent such representation or warranty survives the Closing, or nonfulfillment of any covenant by Salem contained herein or in any certificate, document, or instrument delivered to Cox hereunder.
(b)     Obligations.  Any  and  all  Excluded  Liabilities relating to the Salem
        -----------
Station.
(c)     Ownership.  Any and all losses, liabilities (other than liabilities that
        ---------
are prorated pursuant to SECTION 4.2), or damages resulting from (i) the operation or ownership of the Salem Station prior to the Closing Date, including any and all liabilities arising under the Salem Licenses or the Salem Real Property Leases which relate to events occurring prior to the Closing Date, or
(ii) the operation or ownership of the Cox Stations and the RRC Station on and after the Closing Date, including any and all liabilities arising under the Cox Licenses, the RRC Licenses, or the Cox Real Property Leases or the RRC Real Property Leases which relate to events occurring after the Closing Date.
(d)     Legal  Matters.  Any  and  all  actions,  suits,  proceedings,  claims,
        --------------
demands, assessments, judgments, costs and expenses, including reasonable legal fees and expenses, incident to any of the foregoing or incurred in investigating or attempting to avoid the same or to oppose the imposition thereof, or in enforcing this indemnity.
     12.4     PROCEDURE  FOR  INDEMNIFICATIONPROCEDURE FOR INDEMNIFICATION.  The
              ------------------------------------------------------------
procedure  for  indemnification  shall  be  as  follows:
     (a)     Notice.  The  party  seeking indemnification (the "Claimant") shall
             ------
promptly give notice to the indemnifying party (the "Indemnitor") of any claim, whether solely between the parties or brought by a third party, specifying (i) the factual basis for the claim, and (ii) the amount of the claim.
(b)     Investigation.  With  respect  to  claims between the parties, following
        -------------
receipt of notice from the Claimant of a claim, the Indemnitor shall have thirty
(30) business days to make any investigation of the claim that the Indemnitor deems necessary or desirable. For the purposes of this investigation, the
Claimant agrees to make available to the Indemnitor and/or its authorized representatives the information relied upon by the Claimant to substantiate the claim. If the Claimant and the Indemnitor cannot agree as to the validity and amount of the claim within said 30-day period (or any mutually agreed upon extension thereof), the Claimant may seek appropriate legal remedy.
(c)     Control.  With  respect  to  any  claim by a third party as to which the
        -------
Claimant is entitled to indemnification hereunder, the Indemnitor shall have the right at its own expense to participate in or assume control of the defense of the Claim, and the Claimant shall cooperate fully with the Indemnitor, subject to reimbursement for actual out-of-pocket expenses incurred by the Claimant as the result of a request by the Indemnitor. If the Indemnitor elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of the claim at its own expense. If the Indemnitor does not elect to assume control or otherwise participate in the defense of any third party claim, it shall be bound by the results obtained by the Claimant with respect to the claim.
(d)     Immediate Action.  If a claim, whether between the parties or by a third
        ----------------
party, requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible.
     (e)     Limitations  on  Indemnification.
             --------------------------------
     (i) Any indemnity payment hereunder shall be limited to the extent of the actual loss or damage suffered by the Claimant and shall be reduced by the amount of any recovery by the Claimant from any third party, including any insurer, and by the amount of any tax benefits received.
     (ii) No party shall be entitled to indemnification hereunder unless and until the amount for which indemnification is owing exceeds Fifty Thousand Dollars ($50,000) (the "Minimum Loss") in the aggregate for all such matters; provided, however, that if such amount exceeds the Minimum Loss, the Indemnitor shall be liable to the Claimant for an amount equal to fifty percent (50%) of the Minimum Loss and one hundred percent (100%) of any excess over the Minimum Loss, and provided further, that the aggregate amount for which a party shall be
          ----------------
entitled to indemnification hereunder for a breach by the other party of its representations, warranties and covenants shall not exceed Twenty Million Dollars ($20,000,000). No party shall be entitled to indemnification hereunder for any claim arising from the breach by the other party of its representations and warranties which is not asserted against the Indemnitor within twelve (12) months after the Closing Date.
(iii) The limitations in SECTION 12.4(E)(II) shall not apply to the adjustments and prorations to be made pursuant to SECTION 4.2.
     12.5     SPECIFIC  PERFORMANCE12.6  SPECIFIC  PERFORMANCE.  The  parties
              ---------------------      ---------------------
recognize that if either party refuses to perform its obligations under this Agreement, monetary damages will not be adequate to compensate the other party for its injury. Each party shall therefore be entitled to elect, in lieu of money damages, to obtain specific performance of the terms of this Agreement. If any action is brought by either Salem or Cox to enforce this Agreement, Cox or Salem, as the case may be, shall waive the defense that there is an adequate remedy at law. Either party shall have the right to obtain specific performance of the terms of this Agreement without being required to prove actual damages, post bond or furnish other security.
12.6     OPPORTUNITY  TO CURE12.7 OPPORTUNITY TO CURE.  Neither party shall have
         --------------------     -------------------
the right to terminate this Agreement as a result of the other party's default unless the terminating party shall have given the defaulting party written notice specifying in reasonable detail the nature of the default and shall have afforded the defaulting party thirty (30) days (the "Cure Period") to cure the default or to undertake to cure the default in a commercially reasonable manner during the Cure Period (if it cannot be reasonably cured during the Cure Period)
     and such party pursues said cure with reasonable diligence after the Cure Period.
12.7     RIGHTS  UNDER  STOCK  PURCHASE  AGREEMENT.  Nothing  in this SECTION 12
         -----------------------------------------
shall be deemed to limit or restrict the exercise by Salem of any rights to indemnification it may enjoy under the terms of the Stock Purchase Agreement, as contemplated by SECTIONS 4.1(E) and 8.2 hereof, in accordance with and subject to the terms of the Stock Purchase Agreement.
     13.     TAXES,  COSTS  AND  EXPENSES.  Each party shall bear its own legal,
             ----------------------------
accounting and other professional expenses in connection with the negotiation, preparation and consummation of this Agreement and the transactions contemplated hereby. All other expenses and costs including but not limited to the HSR Act filing fee, FCC application filing fees, title insurance and survey expenses, transfer and use taxes, sales taxes, documentary stamps and recording fees shall be aggregated and paid one-half by Cox and one-half by Salem as part of the adjustments and prorations to be made pursuant to SECTION 4.2.
14.     BENEFIT  OF  AGREEMENT;  ASSIGNMENT14. BENEFIT OF AGREEMENT; ASSIGNMENT.
        -----------------------------------    --------------------------------
No party shall assign its interest under this Agreement, by operation of law or otherwise, without the written consent of the other party, such consent not to be unreasonably withheld, provided, however, that either party without obtaining the other party's consent may assign all or a portion of its rights and/or obligations to a corporation, partnership or other business entity that controls, is controlled by, or is under common control with such party, and further provided that Cox, RRC, or Salem may assign all or a portion of its rights but not its obligations to a qualified intermediary as defined in Treasury Regulation Section 1.1031(k) - 1(g)(4). Subject to the foregoing, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective heirs, successors and assigns.
     15.     NOTICES15.  NOTICES.  All  notices,  requests,  demands  and  other
             -------     -------
communications which are required or may be given under this Agreement, shall be in writing and shall be deemed to have been duly given upon the hand delivery thereof during business hours, or upon the earlier of receipt or three (3) days after posting by registered mail or certified mail, return receipt requested, or on the next business day following delivery to a reliable or recognized air freight delivery service, in each case addressed as follows.

If  to  Cox  or  CBI:          Robert  F.  Neil
President
Cox  Radio,  Inc.
1400  Lake  Hearn  Drive,  N.E.
Atlanta,  Georgia  30319
with  a  copy  to:               Kevin  F.  Reed,  Esq.
Dow,  Lohnes  &  Albertson,  PLLC
1200  New  Hampshire  Avenue,  N.W.
Suite  800
Washington,  D.C.  20036-6802

If  to  Salem:               Jonathan  Block,  Esq.
                    General  Counsel
Salem  Communications  Corp.
4880  Santa  Rosa  Road
Suite  300
Camarillo,  California  93012
with  a  copy  to:               James  P.  Riley,  Esq.
Fletcher,  Heald  &  Hildreth,  P.L.C.
1300  North  17th  Street
11th  Floor
Arlington,  VA  22209

Any party may, with written notice to the other, change the place for which all further notices to such party shall be sent. All costs and expenses for the delivery of notices hereunder shall be borne and paid for by the delivering party.
     16.     SEVERABILITY16.  SEVERABILITY.  All agreements and covenants herein
             ------------     ------------
are severable. In the event that any provision of this Agreement should be held to be unenforceable, the validity and enforceability of the remaining provisions hereof shall not be affected thereby.
17.     ENTIRE  AGREEMENT17.  ENTIRE  AGREEMENT.  Except  as  herein  expressly
        -----------------     -----------------
provided, this Agreement embodies the entire agreement and understanding among Salem and Cox and supersedes all prior agreements and understandings, whether oral or in writing, with respect to the purchase and sale of the Assets.
18.     GOVERNING  LAW18.  GOVERNING LAW.  This Agreement shall be construed and
        --------------     -------------
enforced in accordance with the laws of the State of Georgia, without reference to the conflict of law principles thereof.
19.     EXHIBITS19.  EXHIBITS.  All Exhibits, Schedules, collateral documents or
        --------     --------
instruments attached to this Agreement or to be provided at the Closing in the form of an exhibit attached to this Agreement, shall be deemed a part of this Agreement and incorporated herein, where applicable, as if fully set forth herein.
20.     COUNTERPARTS.  COUNTERPARTS.  This  Agreement  may be executed in one or
        ------------   ------------
more counterparts, each of which when taken together, shall have the same effect as  if  the  signature  on  each counterpart were upon the same instrument.
21.     INTENTIONALLY  OMITTED.
        ----------------------
22.     AMENDMENT;  WAIVER22.  AMENDMENT; WAIVER.  This Agreement (including the
        ------------------     -----------------
Schedules  and  Exhibits  hereto)  may not be amended, supplemented or otherwise modified, nor may any party hereto be relieved of any of its liabilities or obligations hereunder, except by a written instrument duly executed by the parties hereto. Any such written instrument entered into in accordance with the provisions of the preceding sentence shall be valid and enforceable notwithstanding the lack of separate legal consideration therefor. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.
23.     ATTORNEY'S  FEES23.  ATTORNEY'S FEES.  In the event of a dispute between
        ----------------     ---------------
or among the parties hereto arising out of or related to this Agreement or the interpretation or enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses from the other party.
24.     DEFINED  TERMS  24.  DEFINED  TERMS.
        --------------
"Act"                                                    5.10
"Agreement"                                              Preamble
"Appraisals"                                             1.7(a)
"Appraiser"                                              1.7(a)
"Assets"                                                 1.5(a)
"CERCLA"                                                 5.12
"Claimant"                                               12.4(a)
"Closing  Date"                                          4
"Closing"                                                4
"Code"                                                   Recitals
"Cox"                                                    Preamble
"Cox  Assets"                                            1.3
"Cox  FCC  Application"                                  8.1
"Cox  FCC  Licenses"                                     1.3
"Cox  Licenses"                                          1.3
"Cox  Proration  Schedule"                               4.2(c)
"Cox  Real  Property"                                    1.2
"Cox  Real  Property  Leases"                            1.2
"Cox  Records"                                           1.1
"Cox  Stations"                                          Recitals
"Cox  Tangible  Personal  Property"                      1.1
"Cox's  Proration  Amount"                               4.2(d)
"CRI"                                                    Preamble
"Cure  Period"                                           12.6
"CXR"                                                    Preamble
"DOJ"                                                    8.11
"Excluded  Assets"                                       1.5(b)
"Excluded  Liabilities"                                  1.6
"FCC"                                                    Recitals
"FCC  Applications"                                      8.1
"FTC"                                                    8.11
"HSR  Act"                                               8.11
"Indemnitor"                                             12.4(a)
"Liens"                                                  1.1
"Midwestern"                                             Recitals
"Minimum  Loss"                                          12.4(e)(ii)
"Notice  of  Disagreement"                               4.2(c)
"Permitted  Liens"                                       1.1
"RRC"                                                    Recitals
"RRC  Assets"                                            1.3
"RRC  Documents"                                         6.3
"RRC  FCC  Application                                   8.1
"RRC  FCC  Licenses"                                     1.3
"RRC  Licenses"                                          1.3
"RRC  Real  Property"                                    1.2
"RRC  Real  Property  Leases"                            1.2
"RRC  Records"                                           1.1
"RRC  Station"                                           Recitals
"RRC  Tangible  Personal  Property"                      1.1
"Salem"                                                  Preamble
"Salem  Assets"                                          1.5
"Salem  FCC  Application"                                8.1
"Salem  FCC  Licenses"                                   1.4
"Salem  Licenses"                                        1.4
"Salem  Proration  Schedule"                             4.2(d)
"Salem  Real  Property"                                  1.2
"Salem  Real  Property  Leases"                          1.2
"Salem  Records"                                         1.1
"Salem  Tangible  Personal  Property"                    1.1
"Salem's  Proration  Amount"                             4.2(c)
"SCC"                                                    Preamble
"Stations"                                               Preamble
"STB"                                                    Recitals
"Stock  Purchase  Agreement"                             Recitals
"Stock  Purchase  Closing"                               Recitals
"Stockholders"                                           Recitals
"To  the  best  of  Salem's  knowledge"                  7.15
"To  the  best  of  Cox's  knowledge"                    5.15


                [Remainder of this page intentionally left blank]


     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

     COX  RADIO,  INC.


     By:     ________________________________
             Name:
             Title:

     CXR  HOLDINGS,  INC.


     By:     ________________________________
             Name:
             Title:

     SALEM  COMMUNICATIONS  CORPORATION


     By:     ________________________________
             Name:
             Title:

     SOUTH  TEXAS  BROADCASTING,  INC.


     By:     ________________________________
             Name:
             Title:


                                  SCHEDULE 1.1A
                                  -------------

                         Cox Tangible Personal Property
                         ------------------------------

WSUN(AM)  (formerly  WFNS),  Plant  City,  Florida
--------------------------------------------------

See  attached  list.


KLUP(AM),  Terrell  Hills,  Texas
---------------------------------

See  attached  list.

                            WSUN(AM) Transmitter Site
                            -------------------------

Harris                         SX-5A              5  kW  AM  Transmitter
Harris                         SX-5A              Sapre  Parts  Kit
Potomac                        AM-19D(210)        Antenna  Monitor
Belar                          AMM-3              Modulation  Monitor
Gentner                        VRC-2000           Remote  Control  System
TFT                            8600               STL  System  (Stereo/Split)
Orban                          9100b              Audio  Processor
Old                            Funky              Monitor  Speaker
RCA/BUD                        6 foot             Equipment  Rack
Radio  Shack                   SA-10              Monitor  Amplifier
                               3 tower            Antenna  System  phasor
Delta                          TCA-20EX           RF  Ammeter
Potomac                        FIM-41             Field  strength  meter
Amana                                             AC  units  (2)
Ground  System                                    Copper  Strap,  Wire, Etc.
Fence
Bridge
Tower  Light  System
STL  Tower
1010  Notch  Filter
Potomac  Phase  Monitor
Base  Current  Meter
Power  Surge  Suppressor
AM  Tower  #1
AM  Tower  #2
AM  Tower  #3

                              KLUP Transmitter Site
                              ---------------------

1)     Continental  315F  5/1  KW  AM  transmitter  s/n  28
1)     Gates  BC-1G  1KW  AM  transmitter  s/n  73935
1)     Two  (2)  Tower  Phasing  Cabinet
2)     7'  Equipment  Rack
1)     Potomac  1901  Digital  Two  Tower  Antenna  Monitor
1)     Belar  AMM-3  AM  Modulation  Monitor  s/n  142288
1)     Burk  ARC-16  remote  Control  Unit  s/n A94902 with Two (2) Relay Panels
1)     Orban  9100A  AM  Processor/Limiter  s/n  729659
1)     Moseley  PCL-6030  STL  Receiver  s/n  56654  RX  Freq:  950.000 Vertical
1)     Moseley  CL-100  TSL  transmitter  s/n  51539  Freq:  450.980  Horizontal
1)     5  KW  Dummy  Load  with  Meter  and  "X"  tuning  Circuit
1)     Remote  Control  Interface  Power  Suply  48  VDC
1)     13  Watt,  Mono,  Audio  Amplifier  with  Speaker
1)     Delta  TCA-10/20  EXR  Night  Common  Point  Meter  on  Phasor
1)     Delta  TCA-20  EXR  Day  Base  Current  Meter  on  Phasor
1)     Scala  Mini-Grid  STL  Antenna
1)     Scal  Yagi  TSL  System
1)     75'  of  7/8"  Foam  Heliax  with  "N"  connectors
1)     75'  of  1/2"  Foam  Heliax  with  "N"  connectors
2)     Central  Air  Conditioners  1)  2  years  old,  1)  4  years  old
1)     Stewart  &  Stevenson  25  KW  Diesel  Generator  and  Zenith  Changeover
Panel-working

240)     224'  Buried  Cooper  Radials
240)     50'  Buried  Intermediate  Copper  Radials
     500'  of  4"  Copper  Strap
     550'  of  3/8"  Phase  Stabilized  Sample  Lines  (Buried)
     550'  of  7/8  Foam  Heliax  Transmission  Line  (Buried)

KLUP  Towers
------------

1) 224' Guyed Triangular, Base Insulated Tower with 20" Face (day-Non-D, Night Tower 2)
1)     224' Guyed Triangular, Base Insulated Tower with 16" Face (Night Tower 1)

KLUP  Tower  Tuning  Houses
---------------------------

1)     5/1  KW  Antenna  Tuning  Unit  with  Delta  Toroid Sample Coil (Tower 2)
1)     1  KW  Antenna  Tuning  Unit  with Delta Toroid Sample Coil and TCA meter
(Tower  1)

                                  SCHEDULE 1.1B
                                  -------------

                         RRC Tangible Personal Property
                         ------------------------------

See  attached  list.

                       Material Items of Personal Property
                       -----------------------------------

COMPUTERS                              BOOK  VALUE
---------                              -----------

8-IBM,  400  MHz.  Pentium  II                    $1,500.00

8-IBM,  450  MHz.  Pentium  II                    $1,650.00

15-IBM  15"  Color  Monitors                    Included  w/  computers

1-IBM  Aptiva  PC,  Monitor,  Printer                    $1,300.00

1-IBM  466  DX2/D  PC                         $       0.00


MONITORS                              BOOK  VALUE
--------                              -----------

1-NEC  MultiSync  LCD  Monitor                    $1,200.00

1-IBM  13"  Color  Monitor                                  0.00

1-Dell  13"  Monochromatic  Monitor                             0.00


PRINTERS                              BOOK  VALUE
--------                              -----------

1-Konica  7310  Multi-Function  Printer,  Fax,  Copier          $1,800.00

2-  Panasonic  KXP4410  Printers                    $       0.00

3-HP  4  LaserJet  Printers                         $   900.00

1-HP  4+  LaserJet  Printer                         $   600.00

2-HP  4000N  LaserJet  Printers                    $1,500.00

1-HP  4000TN  LaserJet  Printer                    $1,650.00

1  HP  4500  Color  Laser  Printer                    $3,700.00

1-HP  100  LaserJet  Printer                         $       0.00

1-HP1600C  InkJet  Printer                         $1,200.00

2-HP  520  Printers                         $       0.00

1-HP  II  Printer                              $    155.00

1-Epson  DFX  8500  Printer                    $2,000.00

1-Okidata  Printer                              $   200.00


FAX  MACHINES                         BOOK  VALUE
-------------                         -----------

1-Xerox  7021  Fax  Machine                    $   900.00

2-Brother  PPF2750  Fax  Machine                    $   500.00

2-Panasonic  UF  560  Fax  Machines                    $   900.00

1-Sharp  FO3350  Fax  Machine                    $   900.00


COPIERS
-------

1-Ricoh  FT7670  Copier


SHOP/RACK  ROOM
---------------

8     Stanton  Equipment  Racks

1     Tascam  112  Cassette  Machine

3     Audiocord  DL  Cart  Players

2     Audiocord  DL  Cart  Rec/Players

1     Audiometrics  CD  Player

1     ITC  Delta  Cart  Player

3     Revox  PR  99  Reel/Reel  Decks

2     Valley400  Microphone  Processors

1     SAS  64000  Routing  Switcher  w/7  control  units

4     PR&E  Program  Switchers  w/control  units

3     Aphex  Compressor

1     BBE  862  Sonic  Maximizer

2     Texar  Audio  Prizms

1     Orban  8100A  Optimod  Audio  Processor

1     QEI  Catlink

1     ATI  LA  100  PGM  Amp

1     HNAT  Hindes  Mic  Maze

1     Orban  8200  Potimod  Audio  Processor

1     Hafler  Power  Amp

1     Crown  D75  Power  Amp

2     TFT  930A  Recerivers

4     Audiometrics  Distribution  Amps

1     TFT  887  EBS  Unit

1     Rolls  RS  78B  Tuner

2     ATI  2016  Distribution  Amps

1     CDQ1000  Codec

1     SA  AD  4595  Digital  Receiver

VEHICLES
--------
1  Full  Size  Dodge  Van
1  Small  Size  Chevy  Van
1  Mercedes  SL500
1  Jeep  Cherokee
1  Ford  Expedition

                    EQUIPMENT LOCATED AT WALR(FM) TOWER SITE


(1)     Continental  817  R  2  B  Transmitter

(1)     Continental  802  D  Digital  Exciter

(1)     QEI  Cat  Link

(1)     Mosley  Remote  Control

(1)     Mosley  S  T  L  Receiver

(1)     Belar  Modulation  Monitors

(1)     Crown  D  75  Amplifier

(2)     JBL  4312  Loudspeakers

(1)     Onan  125  kW  Generator

(2)     Best  Power  U  P  S  Units

(2)     Marcon  Composite  Clippers

                                  SCHEDULE 1.2A
                                  -------------

                                Cox Real Property
                                -----------------

WSUN(AM(  formerly  WFNS),  Plant  City,  Florida
-------------------------------------------------

WSUN(AM)  Transmitter  Site.  (See  attached  Special  Warranty  Deed  and  ALTA
Commitment
Schedules  A  and  B).



KLUP(AM),  Terrell  Hills,  Texas
---------------------------------

Lease  Agreement  dated  November  17,  1987,  between  KSDR,  Inc.  and  Omni
Broadcasting
Corporation. Provides transmitter and tower space for KLUP. Legal description: A
13.705  acre
tract of land lying in San Antonio, Bexar County, Texas being the same property described in deed recorded in Volume 4051, page 419 of the Deed Records of Bexar County, Texas, out of the D.J. Davis Survey No. 103 and being more particularly described as follows:

Beginning at a point on the southerly boundary of Sungate Center Subdivision, said subdivision being recorded in Volume 7700, Pages 55 and 56 of the Deed and Plat Records of Bexar County, Texas said point bring the most southwesterly corner of Lot 7,
Block 4, N.C.B. 16620, Sungate Center Subdivision, said point also being the most northwesterly comer of the herein described tract;

Thence, N 89 degrees 42' 30" E, along and with the southerly boundary of Sungate Center Subdivision, a distance of 612.17 feet to a point for the most northeasterly corner of the herein described tract;

Thence, with the center line of Beitel Creek as follows: S 35 degrees 29' 00" E, 409.66 feet;  S 00 degrees 00' 00" W, 181.00 feet; S 51 degrees 50' 00" W, 238.20 feet;
S  68
degrees  26'  00"  W,  394.90  feet;  S  62 degrees 59' 00" W, 241.40 feet; S 73 degrees  46'
00"  W,  76.15  feet;

Thence, N 00 degrees 32' 30" W, a distance of 937.03 feet to the point of beginning of therin described 13.705 acre tract.

Return  to:
Elizabeth  McGeary,  Esq.
Address:
Dow,  Lohnes  &  Albertson,  PLLC
1200  New  Hampshire  Avenue,  N.W.
Suite  800
Washington  D.C.  20036

Propert  Appraisal  Parcel
Identification  Number(s):  84328.0025

Grantee(s)  Fed.  I.D.  #(s):  58-1620022


This special Warranty Deed Made and executed the 18th day of March, A.D. 1997, by HARMON COMMUNICATIONS, INC., a corporation existing under the laws of the State of Florida, and having its principal place of business at 1868 Del Robles
Drive, Clearwater, Florida, 34624 hereinafter called the grantor, to COX RADIO, INC., a corporation existing under the laws of Delaware, and whose address is 1400 Lake
Hearn  Drive,  Atlanta,  Georgia  30319  hereinafter  called  the  grantee:
(Wherever used herein the terms "grantor" and "grantee" shall include singular and plural, all the parties to this instrument, the heirs, legal representatives, and assigns of individuals, and the successors and assigns of the corporations, wherever the context so admits or requires.)


     Witnesseth. That the grantor, for and in consideration of the sum of ten dollars paid in hand
($10.00) and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, by these presents does grant, bargain, sell, alien, remise, release convey and confirm unto the grantee, all that certain land situate in Hillsborough County, State of Florida, viz:

AS  SET  FORTH  ON  EXHIBIT  A  ATTACHED  HERETO  AND  MADE  PART  HEREOF

     Together, with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

To  Have  and  to  Hold,  the  same  in  fee  simple  forever.

And the grantor hereby covenants with said grantee that the grantor is lawfully seized of said land in fee simple; that it has good, right and lawful authority to sell and convey said land; that it hereby fully warrants the title to said land and will defend the same against the lawful claims of all persons claiming by, through or under the said grantor.

(CORPORATE SEAL) IN WITNESS WHEREOF, this grantor has caused these presents to be executed in its name, and its corporate seal to be hereunto affixed, by its proper officers thereunto duly authorized, the day and the year first above written.

ATTEST:  /s/  Rebecca  Sue  Harmon         Harmon  Communications,  Inc.
         -------------------------
                                                Secretary


Signed,  sealed  and  delivered  in  the  presence  of:

/s/  Susan  A.  Harmon         By:  /s/  Elvin  L.  Harmon
----------------------              ----------------------
     Witness  Signature                    President  (Signature)

/s/  Brent  L.  Harmon
----------------------
        Witness  Signature

State  of  Florida
County  of  Pinallas

I hereby certify that on this day, before me, as officer duly authorized to administer oaths and take acknowledgements, personally appeared Elvin L. Harmon and Rebecca Sue Harmon known to me to be the President and Secretary respectively of Harmon Communications, Inc., the corporation on whose name the foregoing instrument was executed and that they severally acknowledged executing the same for such corporation, freely and voluntarily, under authority duly vested in them by said corporation, and that they seal affixed thereto is the true corporate seal of such corporation, and that an oath was not taken. Said persons produced the following type of identification: Florida Driver's License.


Witness my hand and official seal in the County ans State last aforesaid this 18th day of March, A.D. 1997.

/s/  Lee  W.  Schafer
---------------------
Notary  Signature

                                    EXHIBIT A

The East 1/2 of the Southwest 1/4 of the Northeast 1/4 of Section 4, Township 29 South, Range 21
East,  LESS  AND  EXCEPT the following:  the South 15O feet and LESS commence at the
railroad spike marking the Northeast corner of the Southwest 1/4 of the Northeast 1/4 of said Section
4; run thence South (assumed bearing) along the East boundary of said Southwest 1/4 of the
Northeast 1/4, a distance of 43.04 feet to a point; thence North 88 degrees 57'40" West, a distance 30.00 feet to an iron rod on the existing Westerly right-of-way line of Sydney Dover Road, said point being the point of beginning; thence South along said Westerly right-of-way line (which line is parallel with and 30.00 feet West of said East boundary of the Southwest 1/4 of the Northeast 1/4) a distance of 192.74 feet to an iron rod; thence North 88 degrees 57'40" West a distance of 113.00 feet to an iron rod; thence North 192.74 feet to an iron rod on the existing Southerly right-of-way line of Downing Street; thence South 88 degrees 57'40" East, along said Southerly right-of-way line, a distance of 113.00 feet to an iron rod and the point of beginning.

Being  more  particularly  described  as  follows:

Commence at the railroad spike marking the Northeast comer of the Southwest 1/4 of the
Northeast 1/4 of Section 4, Township 29 South, Range 21 East, Hillsborough County, Florida, run thence South (assumed bearing) along the East line of said Southwest 1/4 of the Northeast 1/4, a distance of 43.04 feet, thence North 88 degrees 57'40" West a distance of
30.00  feet  to  a  paint  on  the
Westerly right-of-way line of Sydney Dover Road; thence South along said Westerly right-of-way line a distance of 192.74 feet to the: point of Beginning, thence continuing along said Westerly right-of-way (which line is 30.00 feet West of and parallel to the East line of said Southwest 1/4 of the Northeast 1/4) South, a distance of 937.45 feet; thence departing said Westerly right-of-way line North 89 degrees 22'15" West slang a line 150.00 feet North of and parallel to the South line of said
Southwest 1/4 of the Northeast 1/4 a distance of 635,40 feet to a point on the West line at the
East 1/2, of said Southwest 1/4 of the Northeast 1/4; thence North 00 degrees 15'34" East along said West line: a distance of 1134.66 feet to a-point on the Southerly right-of-way line of Downing Street;
thence South 88 degree 57'40" East along said Southerly right-of-way line a distance of 517.33 feet;
thence departing said Southerly right-of-way line South, a distance of 192.74 feet; thence South
88  degrees  57'40"  East  a  distance of 113.00 feet to the Point of Beginning.

Said  parcel  contains  15.9511  acres  (694.831  square  feet)  more  or  less.

                               A.L.T.A COMMITMENT
                        CHICOAGO TITLE INSURANCE COMPANY
                                   SCHEDULE A

Office  File Number               Effective Date               Commitment Number

209601893                    March  4,  1997               509600794AL
Revised  1/07/97                    at  11:00  PM
Revised  3/14/97


1.     Policy  of  Policies  to  be  issued:

ALTA  OWNER'S  POLICY  (10-17-92)          $263,000.00
Proposed  Insured:

Cox  Radio,  Inc.

ALTA  LOAN  POLICY  (10-17-92)          $
Proposed  Insured:

2. The estate or interest in the land described or referred to in this Commitment and covered herein is a fee simple, and title thereto is at the effective date hereof vested in:

Harmon  Communications,  Inc.

3.     The  Land  is  described  as  follows:

SEE  EXHIBIT  A  ATTACHED  HERETO  AND  MADE  A  PART  HEREOF

                               A.L.T.A COMMITMENT
                        CHICOAGO TITLE INSURANCE COMPANY
                              SCHEDULE A, continued

Commitment  Number:  509600794AL


                                    EXHIBIT A

The East 1/2 of the Southwest 1/4 of the Northeast 1/4 of Section 4, Township 29 South, Range 21
East,  LESS  AND  EXCEPT the following:  the South 15O feet and LESS commence at the
railroad spike marking the Northeast corner of the Southwest 1/4 of the Northeast 1/4 of said Section
4; run thence South (assumed bearing) along the East boundary of said Southwest 1/4 of the
Northeast 1/4, a distance of 43.04 feet to a point; thence North 88 degrees 57'40" West, a distance 30.00 feet to an iron rod on the existing Westerly right-of-way line of Sydney Dover Road, said point being the point of beginning; thence South along said Westerly right-of-way line (which line is parallel with and 30.00 feet West of said East boundary of the Southwest 1/4 of the Northeast 1/4) a distance of 192.74 feet to an iron rod; thence North 88 degrees 57'40" West a distance of 113.00 feet to an iron rod; thence North 192.74 feet to an iron rod on the existing Southerly right-of-way line of Downing Street; thence South 88 degrees 57'40" East, along said Southerly right-of-way line, a distance of 113.00 feet to an iron rod and the point of beginning.

Being  more  particularly  described  as  follows:

Commence at the railroad spike marking the Northeast comer of the Southwest 1/4 of the
Northeast 1/4 of Section 4, Township 29 South, Range 21 East, Hillsborough County, Florida, run thence South (assumed bearing) along the East line of said Southwest 1/4 of the Northeast 1/4, a distance of 43.04 feet, thence North 88 degrees 57'40" West a distance of
30.00  feet  to  a  paint  on  the
Westerly right-of-way line of Sydney Dover Road; thence South along said Westerly right-of-way line a distance of 192.74 feet to the: point of Beginning, thence continuing along said Westerly right-of-way (which line is 30.00 feet West of and parallel to the East line of said Southwest 1/4 of the Northeast 1/4) South, a distance of 937.45 feet; thence departing said Westerly right-of-way line North 89 degrees 22'15" West slang a line 150.00 feet North of and parallel to the South line of said
Southwest 1/4 of the Northeast 1/4 a distance of 635,40 feet to a point on the West line at the
East 1/2, of said Southwest 1/4 of the Northeast 1/4; thence North 00 degrees 15'34" East along said West line: a distance of 1134.66 feet to a-point on the Southerly right-of-way line of Downing Street;
thence South 88 degree 57'40" East along said Southerly right-of-way line a distance of 517.33 feet;
thence departing said Southerly right-of-way line South, a distance of 192.74 feet; thence South
88  degrees  57'40"  East  a  distance of 113.00 feet to the Point of Beginning.

                               A.L.T.A COMMITMENT
                        CHICOAGO TITLE INSURANCE COMPANY
                             SCHEDULE B - Section 1

Commitment  Number     509600794AL

I.     The  following  are  the  requirements  to  be  complied  with:

1. Instruments necessary to create the estate or interest to be insured must be properly executed, delivered and duly filed for record.

a. Corporate Warranty Deed Harmon Communications, Inc. to Proposed Insured conveying the lands described in Schedule "A". Satisfactory evidence must be furnished as to the proper incorporation of Harmon Communications, Inc., a corporation organized under the laws of the State of Florida. In addition, proof as to the current standing of said corporation and if the proposed instrument of conveyance is to be executed by an officer other than a Vice President, Chief Executive Officer, or President, a certified resolution authorizing said officer to execute on behalf of the corporation must be recorded.


2. Payment of the full consideration to, or for the account of, the grantors or mortgagors.
3. Payment of all taxes, charges, assessments, levied and assessed against subject premises, which are due and payable.
4. Satisfactory evidence should be had that improvements and/or repairs or alterations thereto are completed; that contractor, subcontractors and materialmen are all paid.
5.     Intentionally  deleted.
6. Satisfactory evidence must be furnished showing that Cox Radio, Inc. a corporation organized under the laws of its state of incorporation, had been properly incorporated and is currently in good standing in that state.
7.     Intentionally  deleted.
8. Satisfaction of that certain mortgage executed by Harmon Communications, Inc., a Florida corporation to WWRM, Inc., a Delaware corporation filed October 17, 1995 in Official Records Book 7923, Page 86, of the Public Records of Hillsborough County, Florida. The original note secured by the aforedescribed mortgage must be produced and canceled.
9.     Termination  or  Partial  Release  of the Financing Statement from Harmon
Communications, Inc., Debtor, to WWRM, Inc., Secured Party, and filed October 17, 1995 in Official Records Book 7923, Page 101, of the Public Records of Hillsborough County, Florida.
10.     Intentionally  deleted.
11.     Intentionally  deleted.

                               A.L.T.A COMMITMENT
                        CHICOAGO TITLE INSURANCE COMPANY
                             SCHEDULE B - Section 2

Commitment  Number     509600794AL

II. Schedule B of the policy or policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction Company.

1. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereto but prior to the date the proposed Insured acquires for value of record the estate or interest or mortgage thereon covered by this Commitment.
2.     Standard  Exceptions:
a. Rights or claims of parties in possession not shown by the public records.
b. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey and inspection of the premises.
c.     Easements,  or  claims  of  easements,  not  shown by the public records.
d. Any lien, or right to a lien, for service, labor, or material heretofore or hereafter furnished, imposed by law and not shown by the public records.
e. Taxes or special assessments which are not shown as existing liens by the public records.
f. Any claim that any portion of said lands are sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands and lands accreted to such lands.
g. Taxes and assessments for the year 1997 and subsequent years, which are not yet due and payable.
3. Standard exceptions (b) and (c) may be removed from the policy when a satisfactory survey and surveyor's report and inspection of the premises is made.
4. Standard exceptions (a) and (d) may be removed upon receipt of a satisfactory affidavit-indemnity from the party shown in title and in possession stating who is in possession of the lands and whether there are improvements being made at date of commitment or contemplated to commence prior to the date of closing which will not have been paid for in full prior to the closing.
5.     Intentionally  deleted.
6.     Intentionally  deleted.
7. Exception is taken to the following matters shown on that certain preliminary survey prepared by International Land Services, Inc. dated December 16, 1996 and referred to as Job Order Number 96-12-16:
a.     Overhead wires along west property line and Northeast corner of property;
b. Rights of others to 15' foot ditch running through property and 20' ditch along Southeast portion of property for drainage and other purposes;
c.     Building  violates  50'  setback  line  Northern portion of property; and
d. Deletion of standard survey exceptions 2. b. and c. will be effective upon receipt of original signed and sealed survey.

SCHEDULE  1.2B
--------------

                                RRC Real Property
                                -----------------

WALR-FM  Tower  Site  (owned)  -  See  attached  legal  description.

                               WALR FM TOWER SITE


Legal  Description:  (SEE  ATTACHED)

                                 Gwinnett Parcel
                                Legal Description

     All that tract or parcel of land lying and being in land lots 305, 306, 312 and 313, Gwinnett County, Georgia and being more particularly described as follows:

     Beginning at an iron pin set on the southeasterly right-of-way line of Spalding Drive (a 60' foot right-of-way), said point being 690.48 feet from the intersection of said southeasterly right-of-way line of Spalding Drive with the northeasterly right-of-way line of Winters Chapel Road (a 60' foot right-of-
way); running thence along said right-of-way line of Spalding Drive north 58 degrees 04 minutes 00 seconds east a distance of 310.12 feet to a point and north 58 degrees 11 minutes 00 seconds east a distance of 444.31 feet to a rebar found; thence leaving said right-of-way line of Spalding Drive and running south 35 degrees 20 minutes 27 seconds east a distance of 1273.33 feet to a rebar found; thence running south 51 degrees 48 minutes 22 seconds west a distance of 512.22 feet to an iron pin set; thence running approximately 1349 feet along, the centerline of Crooked Creek the following courses and distances
(i) south 66 degrees 40 minutes  25  seconds  east a  distance of  12.16 feet to
a
point; (ii) south 81 degrees 26 minutes 39 seconds east a distance of 54.92 feet to a point; (iii) south 49 degrees 37 minutes 15 seconds east a distance of
20.85 feet to a point; (iv) south 04 degrees 10 minutes 18 seconds west a distance of 24.98 feet to a point; (v) south 27 degrees 45 minutes 14 seconds west a distance of 43.13 feet to a point: (vi) south 07 degrees 36 minutes 03 seconds east a distance of 45.79 feet to a point; (vii) south 27 degrees 54 minutes 33 seconds east a distance of 41.26 feet to a point; (viii) south 49 degrees 41 minutes 02 seconds east a distance of 37.96 feet to a paint; (ix) south 50 degrees 20 minutes 31 seconds east distance of 45.90 feet to a point; (x) south 35 degrees 56 minutes 33 seconds east a distance of 41.75 feet to a point; (xi) south 47 degrees 00 minutes 02 seconds east a distance of
61.12 feet to a point; (xii) south 22 degrees 17 minutes 10 seconds east a distance of 98.35 feet to a point; (xiii) . south 55 degrees 01 minute 33 seconds east a distance of 48.26 feet to a point; (xiv) south 60 degrees 58 minutes 47 seconds east a distance of 49.69 feet to a point; (xv) south 10 degrees 04 minutes  24  seconds  east  a  distance of 37.32 fact to a point; (xvi) south 14 degrees 03 minutes 07 seconds west a distance of 61.64 feet to a point; (xvii) south 12 degrees 49 minutes 20 seconds west a distance of 44.53 feet to a point; (xviii) south 71 degrees 18 minutes 33 seconds east a distance of 41.22 feet to a point; (xix) south 53 degrees 23 minutes 02 seconds east a distance of 42.05 feet to a point; (xx) south 21 degrees 50 minutes 56 seconds east a distance of 75.29 feet to a point (xxi) south 07 degrees 34 minutes 33 sec-onds east a distance of 29.11 feet to a point; (xxii) south 75 degrees 20 minutes 23 seconds east a distance of 28.44 feet to a point; (xxiii) north 45 degrees 07 minutes 18 seconds east a distance of 38.35 feet to a point; (xxiv) north 69 degrees 13 minutes 00 seconds east a distance of 43.51 feet to a point; (xxv) south 84 degrees 08 minutes 28 seconds east a distance of 44.09 feet to a point; (xxvi) south 58 degrees 25 minutes 46 seconds east a distance of 47.81 feet to a point; (xxvii) south 51 degrees 45 minutes 58 seconds east a distance of 52.24 feet to a point; (xxviii) south 43 degrees 15 minutes 31 seconds east a distance of 39.86 feet to a point; (xxix) south 28 degrees 18 minutes 35 seconds east a distance of 46.46 feet to a point; and (xxx) south 31 degrees 48 minutes 49 seconds east a distance of 50.75 feet to a point; thence leaving said centerline of Crooked Creek and running south 09 degrees 44 minutes 03 seconds west a distance of 427.78 feet to an iron pin set; thence running south 85 degrees 15 minutes 53 seconds west a distance of 960.39 feet to an iron pin set; thence running approximately 508 feet along the centerline of a branch as follows (i) north 35 degrees 26 minutes 23 seconds east a distance of 8.92 feat to a point; (iii) north 23 degrees 06 minutes 56 seconds east a distance of 15.88 feet to a point; (iii) north 08 degrees 21 minutes 15 seconds east a distance of 33.20 feet to a point; (iv) north 04 degrees 52 minutes  27  seconds  west  a distance of 25.50 feet to a point;  (iv)  north 46 degrees 17 minutes 53 seconds west a distance of 15.40 feet to a point; (vi) north 98 degrees 36 minutes 30 seconds west a distance of 16.60 feet to a point; (vii) north 26 degrees 25 minutes 03 seconds west a distance of 34.83 feet to a point; (viii) north 18 degrees 27 minutes 59 seconds west a distance of 39.78 feat to a point; (vix) north 22 degrees 57 minutes 35 seconds west a distance of 25.19 feet to a point; (x) north 06 degrees 30 minutes 26 seconds west a distance of 23.46 feet to a point; (xi) north 08 degrees 38 minutes 04 seconds east a distance of 40.29 feet to a point; (xii) north 01 degree 04 minutes 25 seconds east a distance of 23.41 feet to a point; (xiii) north 13 degrees 06 minutes 59 seconds west a distance of 22.61 feet to a point; (xiv) north 19 degrees 34 minutes 39 seconds east a distance of 17.88 feet to a point; (xv) north 28 degrees 41 minutes 23 seconds west a distance of 25.55 feet to a point; (xvi) north 23 degrees 24 minutes 53 seconds west a distance of 21.40 feet to a point; (xvii) north 29 degrees 34 minutes 01 second west a distance of 20.82 feet to a point; (xviii) north 29 degrees 53 minutes 13 seconds west a distance of 34.26 fact to a point; (xix) north 03 degrees 56 minutes 23 seconds west a distance of 23.89 feet to 1 point; (xx) north 06 degrees 20 minutes 25 seconds cast a distance of 23.43 feet to a point; (xxi) north 45 degrees 53 minutes 39 seconds west a distance of 14.62 feet to a point; and (xxii) north 36 degrees 33 minutes 02 seconds west a distance of
4.87 feet to an iron pin set; thence leaving centerline of said branch and running south 60 degrees 32 minutes 29 seconds west a distance of 53.82 feet to an iron pin set; thence running north 22 degrees 14 minutes 51 seconds west a distance of 76.53 feet to a rebar found; thence running north 53 degrees 23 minutes 04 seconds west a distance of 102.23 feet to an iron pin set; thence running north 19 degrees 59 minutes 43 seconds west a distance of
129.50 feet to an iron pin set; thence running north 03 degrees 48 minutes 52 seconds west a distance of 150.83 feet to a rebar found; thence running north 48 degrees 55 minutes 19 seconds west a distance of 53.87 feet to an iron pin set; thence running south 59 degrees 42 minutes 36 seconds west a distance
75.86 feet to a rebar found; thence running north 47 degrees 30 minutes 48 seconds west a distance of 96.39 feet to a rebar found; thence running north 14 degrees 38 minutes 28 seconds west a distance of 119.98 feet to an iron pin set; thence running north 18 degrees 31 minutes 40 seconds west a distance of
170.38 feet to an iron pin set; thence running north 06 degrees 36 minutes 55 seconds west a distance of 132.05 feet to a rebar found; thence running north 10 degrees 43 minutes 19 seconds west adistance of 92.32 feet to a rebar found; thence running north 10 degrees 02 minutes 05 seconds east a distance of 197.38 feet to a rebar found; thence running north 33 degrees 49 minutes
01 second west a distance of 88.93 feet to a rebar found; thence running north 68 degrees 46 minutes 59 seconds west a distance of 109.16 feet to a rebar found; thence running north 45 degrees 36 minutes 15 seconds west a distance of 46.10 feet to a rebar found; thence running north 07 degrees minutes 58 seconds east a distance of 223.53 feet to an iron pin set; thence running north 00 degrees 00 minutes 00 seconds east a distance of 198.88 feet to an iron pin set; thence running north 21 degrees 44 minutes 40 seconds east a distance of 159,23 feet to an iron pin set on that southeasterly right-of-wyy line of Spalding Drive, said iron pin set being the POINT OF BEGINNG. Said property being shown on that certain survey prepared for Ring Radio Company by Hannon, Meeks & Bagwell, Surveyors & Engineers, Inc., bearing the seal and certification of Mack L. Meeks, Georgia Registered Land Surveyor No. 1497, dated April 20, 1989, and containing 61.5976 acres more or less.

                                  SCHEDULE 1.3A
                                  -------------

                                  Cox Licenses
                                  ------------

WSUN(AM),  Plant  City,  Florida          Main  Station  License
     WLP-954               Aural  STL
     Tower  Registration  #1          #1035349
     Tower  Registration  #2          #1035350
     Tower  Registration  #3          #1035351
     STL  Transmit  Tower          #1017603


KLUP(AM),  Terrell  Hills,  Texas          Main  Station  License
     KPM-473               Remote  Pickup
     WMG-488               Aural  STL
     Tower  Registration  #1          #1051210
     Tower  Registration  #2          #1051211

                                  SCHEDULE 1.3B
                                  -------------

                                  RRC Licenses
                                  ------------


WALR(FM),  Athens,  Georgia          Main  Station  License
     WMV-274               Aural  STL

                                  SCHEDULE 5.3
                                  ------------

                                    Consents
                                    --------

1.  Approval  of  DOJ  and  FTC  under  the  HSR  Act.

2. The consent of the FCC to the Cox FCC Application, the RRC FCC Application and the Salem FCC Application.

                                  SCHEDULE 5.4
                                  ------------

                             Governmental Approvals
                             ----------------------

Approval  of  DOJ  and  FTC  under  the  HSR  Act.

                                  SCHEDULE 5.5
                                  ------------

                                   Litigation
                                   ----------

None.

                                  SCHEDULE 5.7
                                  ------------

            Title to and Consideration of Tangible Personal Property
            --------------------------------------------------------

None.

                                  SCHEDULE 5.8
                                  ------------

                     Title to and Condition of Real Property
                     ---------------------------------------

None.

                                  SCHEDULE 5.10
                                  -------------

                                 FCC Compliance
                                 --------------

None.

                                  SCHEDULE 5.12
                                  -------------

                              Environmental Matters
                              ---------------------

None.

                                  SCHEDULE 5.14
                                  -------------

                                      Taxes
                                      -----

None.

Schedule  1.1C
--------------


The  equipment  at  the  KKHT  Spendora  site  consists  of:
1.     Two  Harris  20  kW  transmitters  with  combiner
2.     One  Burke  remote  control
3.     One  TFT  modulation  monitor
4.     One  Mosley  digital  STL  receiver
5.     One  Optimod  digital  processor
6.     One  Zyphyr  III  ISDN
7.     One  25kW  dummy  load
8.     Two  antennas  (main  and  Aux.)
9.     Two  coax  runs,  one  1600  ft.,  one  2,100  ft.

The  equipment  at  the  KKHT  Scott  Road  site  consists  of:
1.     Two  Harris  25  kW  transmitters
2.     One  25kW  dummy  load
3.     One  modulation  monitor
4.     One  Zyphyr  ISDN
5.     One  ERI  antenna
6.     1,200  ft.  of  coax
7.     One  audio  limiter


The Salem Station uses the STL of radio station KENR located on real property also leased by South Texas Broadcasting, Inc. After Closing, Salem shall reasonably cooperate with Cox to temporarily allow Cox to continue to use STL equipment on the property associated with radio station KENR until such time as alternative arrangements can be made by Cox. Notwithstanding the foregoing, Salem shall not be obligated to transfer any tangible personal property associated with any STL for the Salem Station unless it is used solely in the operation of the Salem Station and is located at the Splendora or Scott Road antenna sites.

Schedule  1.2C
--------------


1. Splendora Antenna Site Lease - dated June 1, 1998, between South Texas Broadcasting, Inc and Sonsinger Broadcasting Company of Houston, LP.

2. Scott Road Antenna Site Lease - dated March 3, 1995 by and between South Texas Broadcasting, Inc. and the Lessor as set forth therein.

3. The Salem Station uses the STL of radio station KENR located on real property also leased by South Texas Broadcasting, Inc. After Closing, Salem shall reasonably cooperate with Cox to temporarily allow Cox to continue to use STL equipment on the property associated with radio station KENR until such time as alternative arrangements can be made by Cox. Notwithstanding the foregoing, Salem shall not be obligated to transfer any real property or interests in leases of real property associated with any STL for the Salem Station except for the lease set forth in paragraphs 1 and 2 of this Schedule.

Schedule  1.3C
--------------


1.     BLH-980617KB

2.     WDT939

Prior to Closing, Salem intends to file an FCC form 302-FM Application to license the Scott Road Antenna Site for auxiliary use.

The Salem Station uses the STL of radio station KENR located on real property also leased by South Texas Broadcasting, Inc. After Closing, Salem shall reasonably cooperate with Cox to temporarily allow Cox to continue to use STL equipment on the property associated with radio station KENR until such time as alternative arrangements can be made by Cox. Notwithstanding the foregoing, Salem shall not be obligated to transfer any licenses associated with any STL for the Salem Station unless it is used solely in the operation of the Salem Station.

Schedule  7.3
-------------


1.     Approval  of  DOJ  and  FCC  under  the  HSR  Act.

2.     The  consent  of  the  FCC.

Schedule  7.4
-------------


1.     Approval  of  DOJ  and  FCC  under  the  HSR  Act.

2.     The  consent  of  the  FCC.

Schedule  7.5
-------------


Salem is currently involved in a proceeding between it and the Comptroller for the State of Texas regarding a refund of sales taxes paid by Salem which were alleged by the Comptroller to have been owed by a predecessor in interest to the Salem Station. Salem does not anticipate that the proceeding will have an adverse effect on this transaction, the Salem Assets or Salem's ability to perform its obligations hereunder.

Schedule  7.8
-------------

None.

Schedule  7.9
-------------

Prior to Closing, Salem intends to file an FCC form 302-FM Application to license the Scott Road Antenna Site for auxiliary use.

The Salem Station uses the STL of radio station KENR located on real property also leased by South Texas Broadcasting, Inc. After Closing, Salem shall reasonably cooperate with Cox to temporarily allow Cox to continue to use STL equipment on the property associated with radio station KENR until such time as alternative arrangements can be made by Cox. Notwithstanding the foregoing, Salem shall not be obligated to transfer any licenses associated with any STL for the Salem Station unless it is used solely in the operation of the Salem Station.

Schedule  7.10
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None.

Schedule  7.12
--------------

None.

Schedule  7.14
--------------

Salem is currently involved in a proceeding between it and the Comptroller for the State of Texas regarding a refund of sales taxes paid by Salem which were alleged by the Comptroller to have been owed by a predecessor in interest to the Salem Station. Salem does not anticipate that the proceeding will have an adverse effect on this transaction, the Salem Assets or Salem's ability to perform its obligations hereunder.